Exhibit 99.2

Chubb Limited

Financial Supplement

for the Quarter Ended September 30, 2020

Investor Contact

Karen Beyer: (212) 827-4445

email: investorrelations@chubb.com

This report is for informational purposes only. It should be read in conjunction with documents filed by Chubb Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Cautionary Statement Regarding Forward-Looking Statements

Any forward-looking statements made in this financial supplement reflect Chubb Limited’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from such statements. For example, forward-looking statements related to financial performance, including exposures, reserves and recoverables, could be affected by the frequency and severity of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, currency exchange fluctuations, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments and actual settlement terms, the amount and timing of reinsurance receivable and credit developments among reinsurers.

Our forward-looking statements could also be affected by, among other things, competition, pricing and policy term trends, market acceptance, changes in demand, actual market developments, rating agency action, possible terrorism or the outbreak and effects of war, and such other factors identified in our filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Chubb Limited

Financial Supplement Table of Contents

		Page
I.	Financial Highlights
	- Consolidated Financial Highlights	1

II.	Consolidated Results
	- Consolidated Statement of Operations	2
	- P&C Results—Consecutive Quarters	3
	- Global P&C Results—Consecutive Quarters	4
	- Catastrophe Losses	5
	- Summary Consolidated Balance Sheets	6
	- Line of Business	7
	- Consolidated Results by Segment	8 - 11

III.	Segment Results
	- North America Commercial P&C Insurance	12
	- North America Personal P&C Insurance	13
	- North America Agricultural Insurance	14
	- Overseas General Insurance	15
	- Global Reinsurance	16
	- Life Insurance	17
	- Corporate	18

IV.	Balance Sheet Details
	- Loss Reserve Rollforward	19
	- Reinsurance Recoverable Analysis	20
	- Investment Portfolio	21 - 24
	- Net Realized and Unrealized Gains (Losses)	25 - 26
	- Debt and Capital	27
	- Computation of Basic and Diluted Earnings Per Share	28
	- Book Value and Book Value per Common Share	29

V.	Other Disclosures
	- Non-GAAP Financial Measures	30 - 36
	- Glossary	37

Chubb Limited

Consolidated Financial Highlights

(in millions of U.S. dollars, except share, per share data, and ratios)

(Unaudited)

Note: All dollar amounts in the Financial Supplement are rounded. However, percent changes and ratios are calculated using whole dollars. Accordingly, calculations using rounded dollars may differ.

	Three months ended September 30			Constant $	Constant $	Nine months ended September 30			Constant $	Constant $
	2020	2019	% Change	2019	% Change	2020	2019	% Change	2019	% Change
Gross premiums written	$11,220	$10,724	4.6%	$10,656	5.3%	$31,012	$30,190	2.7%	$29,930	3.6%
Net premiums written	$9,078	$8,622	5.3%	$8,566	6.0%	$25,410	$24,278	4.7%	$24,054	5.6%
P&C net premiums written	$8,468	$8,010	5.7%	$7,958	6.4%	$23,536	$22,508	4.6%	$22,295	5.6%
P&C net premiums written adjusted for COVID-19 exposures (1)								5.4%		6.4%
Net premiums earned	$8,765	$8,327	5.3%	$8,277	5.9%	$24,687	$23,355	5.7%	$23,145	6.7%
Net investment income	$840	$873	-3.8%	$871	-3.5%	$2,528	$2,568	-1.6%	$2,557	-1.1%
Adjusted net investment income (2)	$900	$931	-3.4%	$929	-3.1%	$2,682	$2,756	-2.7%	$2,745	-2.3%
P&C underwriting income	$392	$754	-48.0%	$747	-47.5%	$241	$2,193	-89.0%	$2,171	-88.9%
P&C CAY underwriting income ex Cats	$1,171	$819	43.0%	$812	44.2%	$3,015	$2,391	26.1%	$2,369	27.3%
Agriculture CAY underwriting income ex Cats	$93	$22	NM	$22	NM	$138	$76	84.0%	$76	84.0%
Core operating income	$907	$1,236	-26.6%	$1,228	-26.1%	$1,873	$3,601	-48.0%	$3,575	-47.6%
Net income	$1,194	$1,091	9.4%			$1,115	$3,281	-66.0%
Operating cash flow	$3,544	$2,205				$7,241	$4,913
P&C combined ratio
Loss and loss expense ratio	69.2%	63.1%				71.5%	61.5%
Policy acquisition cost and administrative expense ratio	26.0%	27.1%				27.4%	28.4%

Combined ratio	95.2%	90.2%				98.9%	89.9%
P&C Current Accident Year (CAY) combined ratio ex Catastrophe losses (Cats)
CAY loss and loss expense ratio ex Cats	59.7%	62.4%				59.4%	60.6%
CAY policy acquisition cost and administrative expense ratio ex Cats	26.0%	27.1%				27.4%	28.4%

CAY combined ratio ex Cats	85.7%	89.5%				86.8%	89.0%
Global P&C CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	56.4%	58.5%				57.9%	58.8%
CAY policy acquisition cost and administrative expense ratio ex Cats	28.6%	29.8%				28.7%	29.8%

CAY combined ratio ex Cats	85.0%	88.3%				86.6%	88.6%
ROE	8.6%	8.1%				2.7%	8.3%
Core operating return on equity (ROE)	7.0%	9.5%				4.7%	9.3%
Core operating return on tangible equity (ROTE)	11.3%	15.6%				7.6%	15.3%
Effective tax rate	10.7%	17.4%				20.9%	16.0%
Core operating effective tax rate	16.0%	15.1%				16.2%	15.0%
Earnings per share
Net income	$2.63	$2.38	10.5%			$2.46	$7.13	-65.5%
Core operating income	$2.00	$2.70	-25.9%			$4.13	$7.83	-47.3%
Weighted average basic common shares outstanding	451.8	455.0				451.7	457.0
Weighted average diluted common shares outstanding	453.3	458.2				453.6	459.9

	September 30 2020	June 30 2020	% Change 3Q-20 vs. 2Q-20	December 31 2019	% Change 3Q-20 vs. 4Q-19
Book value per common share	$124.98	$121.32	3.0%	$122.42	2.1%
Tangible book value per common share	$81.11	$77.49	4.7%	$78.14	3.8%

(1)	YTD 2020 net premiums written were adversely impacted by COVID-19 including $184 million recorded in Q2 2020 of exposure adjustments on in-force policies.
(2)

Effective Q3 2020, Adjusted net investment income includes income from private equity partnerships where we hold more than three percent ownership. Previously, this income was included within Other income (expense)—operating. There is no impact to Net income and Core operating income. Prior year amounts have been reclassified to conform to the new presentation.

Financial Highlights	Page 1

Chubb Limited

Statement of Operations—Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Consolidated Statements of Operations

						YTD	YTD	Full Year
	3Q-20	2Q-20	1Q-20	4Q-19	3Q-19	2020	2019	2019
Gross premiums written	$11,220	$10,040	$9,752	$9,934	$10,724	$31,012	$30,190	$40,124
Net premiums written	9,078	8,355	7,977	7,997	8,622	25,410	24,278	32,275
Net premiums earned	8,765	8,128	7,794	7,935	8,327	24,687	23,355	31,290
Adjusted losses and loss expenses (1)	5,834	6,578	4,487	4,865	5,066	16,899	13,873	18,738
Realized (gains) losses on crop derivatives	(1)	1	2	—	14	2	8	8

Losses and loss expenses	5,835	6,577	4,485	4,865	5,052	16,897	13,865	18,730
Adjusted policy benefits (2)	174	183	185	201	165	542	495	696
Gains (losses) from fair value changes in separate account liabilities	(24)	(40)	56	(24)	7	(8)	(20)	(44)

Policy benefits	198	223	129	225	158	550	515	740
Policy acquisition costs	1,645	1,593	1,615	1,542	1,603	4,853	4,611	6,153
Administrative expenses	733	727	741	810	752	2,201	2,220	3,030
Adjusted net investment income (3)	900	865	917	917	931	2,682	2,756	3,673
Other (income) expense from private equity partnerships	(32)	(8)	(24)	(24)	(21)	(64)	(62)	(86)
Amortization expense of fair value adjustment on acquired invested assets	(28)	(30)	(32)	(35)	(37)	(90)	(126)	(161)

Net investment income	840	827	861	858	873	2,528	2,568	3,426
Adjusted realized gains (losses) (4)	(142)	31	(956)	(55)	(141)	(1,067)	(467)	(522)
Realized gains (losses) on crop derivatives	1	(1)	(2)	—	(14)	(2)	(8)	(8)

Net realized gains (losses)	(141)	30	(958)	(55)	(155)	(1,069)	(475)	(530)
Adjusted interest expense (5)	135	134	137	140	143	406	433	573
Amortization benefit of fair value adjustment on acquired long term debt	(5)	(6)	(5)	(6)	(5)	(16)	(15)	(21)

Interest expense	130	128	132	134	138	390	418	552
Gains (losses) from fair value changes in separate account assets	24	40	(56)	24	(7)	8	20	44
Net realized gains (losses) related to unconsolidated entities	422	(100)	(7)	227	41	315	256	483
Other income (expense) from private equity partnerships	32	8	24	24	21	64	62	86
Other income (expense) - operating	7	(6)	(16)	(5)	2	(15)	(12)	(17)

Other income (expense)	485	(58)	(55)	270	57	372	326	596
Amortization expense of purchased intangibles	72	72	73	76	76	217	229	305
Chubb integration expenses	—	—	—	14	2	—	9	23
Income tax expense (benefit)	142	(62)	215	169	230	295	626	795

Net income (loss)	$1,194	$(331)	$252	$1,173	$1,091	$1,115	$3,281	$4,454

(1)	Adjusted losses and loss expenses used throughout this report includes realized gains and losses on crop derivatives.
(2)	Adjusted policy benefits used throughout this report excludes gains and losses from fair value changes in separate account liabilities.
(3)

Adjusted net investment income used throughout this report excludes Amortization expense of fair value adjustment on acquired invested assets and includes income from private equity partnerships where we hold more than three percent ownership.

(4)	Adjusted realized gains (losses) used throughout this report excludes realized gains and losses on crop derivatives.
(5)	Adjusted interest expense used throughout this report excludes Amortization benefit of fair value adjustment on acquired long term debt.

Statement of Operations	Page 2

Chubb Limited

P&C Underwriting Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Chubb Limited P&C Underwriting Results

						YTD	YTD	Full Year
	3Q-20	2Q-20	1Q-20	4Q-19	3Q-19	2020	2019	2019
P&C underwriting income (loss) (Including Corporate and excluding Life Insurance)
Gross premiums written	$10,575	$9,387	$9,069	$9,282	$10,082	$29,031	$28,325	$37,607
Net premiums written	8,468	7,736	7,332	7,375	8,010	23,536	22,508	29,883
Net premiums earned	8,166	7,520	7,163	7,322	7,729	22,849	21,625	28,947
Adjusted losses and loss expenses	5,651	6,407	4,285	4,689	4,876	16,343	13,292	17,981
Policy acquisition costs	1,470	1,397	1,435	1,376	1,427	4,302	4,157	5,533
Administrative expenses	653	645	665	724	672	1,963	1,983	2,707

P&C underwriting income (loss)	$392	$(929)	$778	$533	$754	$241	$2,193	$2,726

P&C CAY underwriting income ex Cats	$1,171	$947	$897	$730	$819	$3,015	$2,391	$3,121
% Change versus prior year period
Net premiums written	5.7%	-0.4%	8.9%	9.0%	6.2%	4.6%	4.5%	5.6%
Net premiums written adjusted for COVID-19 exposures (1)		2.1%				5.4%
Net premiums earned	5.7%	2.7%	8.9%	6.3%	5.0%	5.7%	3.2%	4.0%
Net premiums written constant $	6.4%	1.4%	9.3%	9.8%	7.2%	5.6%	6.2%	7.0%
Net premiums written adjusted for COVID-19 exposures (1)		3.9%				6.4%
Net premiums earned constant $	6.3%	4.6%	9.3%	7.1%	6.1%	6.6%	4.9%	5.4%
P&C combined ratio
Loss and loss expense ratio	69.2%	85.2%	59.8%	64.0%	63.1%	71.5%	61.5%	62.1%
Policy acquisition cost ratio	18.0%	18.5%	20.0%	18.8%	18.4%	18.8%	19.2%	19.1%
Administrative expense ratio	8.0%	8.6%	9.3%	9.9%	8.7%	8.6%	9.2%	9.4%

Combined ratio	95.2%	112.3%	89.1%	92.7%	90.2%	98.9%	89.9%	90.6%

CAY P&C combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	59.7%	60.4%	58.2%	61.3%	62.4%	59.4%	60.6%	60.8%
CAY policy acquisition cost and administrative expense ratio ex Cats	26.0%	27.0%	29.3%	28.7%	27.1%	27.4%	28.4%	28.4%

CAY combined ratio ex Cats	85.7%	87.4%	87.5%	90.0%	89.5%	86.8%	89.0%	89.2%

Other ratios
Net premiums written/gross premiums written	80%	82%	81%	79%	79%	81%	79%	79%
Expense ratio	26.0%	27.1%	29.3%	28.7%	27.1%	27.4%	28.4%	28.5%
Expense ratio excluding A&H	24.0%	25.2%	27.5%	26.6%	25.1%	25.5%	26.4%	26.4%
Catastrophe reinstatement premiums (expensed) collected—pre-tax	$7	$(20)	$—	$(14)	$2	$(13)	$2	$(12)
Catastrophe losses—pre-tax	$932	$1,781	$237	$416	$234	$2,950	$759	$1,175
Unfavorable (favorable) prior period development (PPD)—pre-tax	$(146)	$75	$(118)	$(233)	$(167)	$(189)	$(559)	$(792)
Impact of catastrophe losses on P&C combined ratio—Unfavorable	11.3%	23.9%	3.3%	5.9%	3.0%	13.0%	3.5%	4.1%
Impact of PPD on P&C combined ratio—Unfavorable (favorable)	-1.8%	1.0%	-1.7%	-3.2%	-2.3%	-0.9%	-2.6%	-2.7%
Impact of Cats and PPD on P&C combined ratio—Unfavorable	9.5%	24.9%	1.6%	2.7%	0.7%	12.1%	0.9%	1.4%

(1)	YTD 2020 net premiums written were adversely impacted by COVID-19 including $184 million recorded in Q2 2020 of exposure adjustments on in-force policies.

P&C Results	Page 3

Chubb Limited

Global P&C Underwriting Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global P&C includes the company’s North America Commercial P&C Insurance segment (refer to page 12), North America Personal P&C Insurance segment (refer to page 13), Overseas General Insurance segment (refer to page 15), Global Reinsurance segment (refer to page 16), and Corporate (refer to page 18). Global P&C excludes the North America Agricultural Insurance and Life Insurance segments.

Global P&C (Including Corporate and excluding Agriculture)

						YTD	YTD	Full Year
	3Q-20	2Q-20	1Q-20	4Q-19	3Q-19	2020	2019	2019
Global P&C underwriting income (loss)
Gross premiums written	$9,243	$8,735	$8,849	$9,000	$8,810	$26,827	$26,192	$35,192
Net premiums written	7,482	7,275	7,175	7,099	7,072	21,932	20,974	28,073
Net premiums earned	7,195	7,144	7,069	6,901	6,788	21,408	20,251	27,152
Adjusted losses and loss expenses	4,806	6,094	4,220	4,236	3,996	15,120	12,129	16,365
Policy acquisition costs	1,414	1,368	1,424	1,382	1,371	4,206	4,067	5,449
Administrative expenses	648	642	661	727	668	1,951	1,974	2,701

Global P&C underwriting income (loss)	$327	$(960)	$764	$556	$753	$131	$2,081	$2,637

Global P&C CAY underwriting income ex Cats	$1,078	$910	$889	$789	$797	$2,877	$2,315	$3,104
% Change versus prior year period
Net premiums written	5.8%	-0.3%	8.6%	8.0%	6.2%	4.6%	4.0%	5.0%
Net premiums written adjusted for COVID-19 exposures (1)		2.3%				5.5%
Net premiums earned	6.0%	2.9%	8.4%	5.0%	4.4%	5.7%	2.8%	3.3%
Net premiums written constant $	6.6%	1.6%	9.1%	8.9%	7.3%	5.6%	5.8%	6.6%
Net premiums written adjusted for COVID-19 exposures (1)		4.2%				6.6%
Net premiums earned constant $	6.7%	4.9%	8.8%	5.8%	5.6%	6.8%	4.6%	4.9%
Combined ratio
Loss and loss expense ratio	66.8%	85.3%	59.7%	61.4%	58.9%	70.6%	59.9%	60.3%
Policy acquisition cost ratio	19.7%	19.1%	20.2%	20.0%	20.2%	19.7%	20.1%	20.1%
Administrative expense ratio	9.0%	9.0%	9.3%	10.5%	9.8%	9.1%	9.7%	9.9%

Combined ratio	95.5%	113.4%	89.2%	91.9%	88.9%	99.4%	89.7%	90.3%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	56.4%	59.3%	57.9%	58.1%	58.5%	57.9%	58.8%	58.6%
CAY policy acquisition cost and administrative expense ratio ex Cats	28.6%	28.0%	29.5%	30.5%	29.8%	28.7%	29.8%	30.0%

CAY combined ratio ex Cats	85.0%	87.3%	87.4%	88.6%	88.3%	86.6%	88.6%	88.6%

Other ratios
Net premiums written/gross premiums written	81%	83%	81%	79%	80%	82%	80%	80%
Expense ratio	28.7%	28.1%	29.5%	30.5%	30.0%	28.8%	29.8%	30.0%
Expense ratio excluding A&H	26.7%	26.2%	27.7%	28.6%	28.0%	26.9%	27.9%	28.0%
Catastrophe reinstatement premiums (expensed) collected—pre-tax	$7	$(20)	$—	$(14)	$2	$(13)	$2	$(12)
Catastrophe losses—pre-tax	$922	$1,775	$229	$415	$231	$2,926	$752	$1,167
Unfavorable (favorable) prior period development (PPD)—pre-tax	$(164)	$75	$(104)	$(196)	$(185)	$(193)	$(516)	$(712)

(1)	YTD 2020 net premiums written were adversely impacted by COVID-19 including $184 million recorded in Q2 2020 of exposure adjustments on in-force policies.

Global P&C	Page 4

Chubb Limited

Segments Results—Catastrophe Loss Charges

(in millions of U.S. dollars)

(Unaudited)

Chubb Limited Catastrophe Loss Charges—Q3 2020

						Total		Total
	North	North	North			Consolidated		Consolidated
	America	America	America	Overseas		excluding	Reinstatement	including
	Commercial P&C	Personal P&C	Agricultural	General	Global	Reinstatement	premiums	Reinstatement
	Insurance	Insurance	Insurance	Insurance	Reinsurance	premiums	collected	premiums
Catastrophe Loss Charges by Event—Net
U.S. Hurricanes/Tropical storms	$318	$117	$1	$51	$47	$534	$4	$530
U.S. wildfires	30	80	—	—	—	110	—	110
Midwest derecho	53	34	8	—	1	96	—	96
International weather-related events	1	3	—	28	—	32	—	32
Other events	14	23	1	2	—	40	—	40
IBNR	35	32	—	—	—	67	—	67
Q1 & Q2 Development	(4)	16	—	14	27	53	3	50

Total	$447	$305	$10	$95	$75	$932

Reinstatement premiums collected	—	—	—	—	7		$7

Total before income tax	$447	$305	$10	$95	$68			$925

Income tax benefit								128

Total after income tax								$797

Note: There were no changes to the previously reported aggregate COVID-19 losses from June 30, 2020. The above table represents catastrophe loss estimates for events that occurred in the current calendar year only (i.e., loss events occurring during the third quarter of 2020 and changes to catastrophe loss estimates that occurred in the previous quarters of 2020). Changes in catastrophe loss estimates in the current calendar year that relate to loss events that occurred in previous calendar years are considered prior period development and are excluded from the table above.

Catastrophe Losses	Page 5

Chubb Limited

Summary Consolidated Balance Sheets

(in millions of U.S. dollars, except per share data)

(Unaudited)

	September 30	June 30	March 31	December 31
	2020	2020	2020	2019
Assets
Fixed maturities available for sale, at fair value	$89,852	$86,712	$81,523	$85,488
Fixed maturities held to maturity, at amortized cost	11,651	11,845	12,022	12,581
Equity securities, at fair value	3,088	2,394	2,068	812
Short-term investments, at fair value	4,660	4,003	3,586	4,291
Other investments	6,796	5,923	6,075	6,062

	116,047	110,877	105,274	109,234
Cash	1,707	1,557	1,512	1,537
Securities lending collateral	1,851	1,832	1,342	994
Insurance and reinsurance balances receivable	10,588	10,853	10,058	10,357
Reinsurance recoverable on losses and loss expenses	15,670	15,207	14,898	15,181
Deferred policy acquisition costs	5,275	5,243	5,162	5,242
Value of business acquired	286	290	289	306
Prepaid reinsurance premiums	2,760	2,725	2,570	2,647
Goodwill and other intangible assets	21,103	21,093	20,873	21,359
Investments in partially-owned insurance companies	2,534	1,364	1,346	1,332
Other assets	9,965	10,433	9,793	8,754

Total assets	$187,786	$181,474	$173,117	$176,943

Liabilities
Unpaid losses and loss expenses	$67,905	$65,699	$62,214	$62,690
Unearned premiums	17,502	17,081	16,459	16,771
Future policy benefits	5,955	5,895	5,776	5,814
Insurance and reinsurance balances payable	6,420	6,249	6,084	6,184
Securities lending payable	1,851	1,832	1,342	994
Accounts payable, accrued expenses, and other liabilities	14,487	13,998	13,463	13,189
Deferred tax liabilities	815	696	473	804
Short-term and long-term debt	16,130	14,956	14,810	14,858
Trust preferred securities	308	308	308	308

Total liabilities	131,373	126,714	120,929	121,612
Shareholders’ equity
Total shareholders’ equity, excl. AOCI	54,557	53,662	54,281	54,712
Accumulated other comprehensive income (loss) (AOCI)	1,856	1,098	(2,093)	619

Total shareholders’ equity	56,413	54,760	52,188	55,331

Total liabilities and shareholders’ equity	$187,786	$181,474	$173,117	$176,943

Book value per common share	$124.98	$121.32	$115.62	$122.42
% change over prior quarter	3.0%	4.9%	-5.6%	1.7%
Tangible book value per common share	$81.11	$77.49	$72.27	$78.14
% change over prior quarter	4.7%	7.2%	-7.5%	2.5%

Consol Bal Sheet	Page 6

Chubb Limited

Consolidated Net Premiums Written by Line of Business

(in millions of U.S. dollars)

(Unaudited)

									C$ adjusted
									for COVID-19
				Constant $	YTD	YTD		Constant $	exposures
	3Q-20	3Q-19	% Change	% Change	2020	2019	% Change	% Change	% Change (1)
Net premiums written
Commercial multiple peril (2)	$270	$252	7.0%	7.0%	$778	$725	7.3%	7.3%	8.1%
Commercial casualty	1,722	1,508	14.2%	14.3%	4,541	4,180	8.6%	9.0%	10.4%
Workers’ compensation	432	462	-6.4%	-6.4%	1,485	1,537	-3.4%	-3.4%	4.5%
Professional liability	1,103	981	12.5%	12.5%	3,012	2,676	12.6%	13.3%	13.3%
Surety	127	168	-24.0%	-21.4%	394	476	-17.2%	-14.7%	-14.7%
Property and other short-tail lines	1,270	1,067	19.0%	20.3%	3,948	3,410	15.8%	17.5%	17.5%

Total Commercial P&C	4,924	4,438	11.0%	11.5%	14,158	13,004	8.9%	9.7%	11.1%
Agriculture	986	938	5.0%	5.0%	1,604	1,534	4.5%	4.5%	4.5%
Personal automobile	380	444	-14.5%	-9.9%	1,174	1,338	-12.2%	-8.9%	-8.0%
Personal homeowners	955	935	2.1%	2.6%	2,708	2,646	2.3%	2.7%	2.7%
Personal other	417	372	12.2%	11.8%	1,237	1,123	10.2%	11.5%	11.5%

Total Personal lines	1,752	1,751	0.1%	1.5%	5,119	5,107	0.2%	1.6%	1.9%
Total Property and Casualty lines	7,662	7,127	7.5%	8.2%	20,881	19,645	6.3%	7.2%	8.2%
Global A&H lines (3)	913	1,052	-13.2%	-12.4%	2,931	3,255	-10.0%	-8.6%	-8.6%
Reinsurance lines	181	141	28.4%	27.2%	606	540	12.2%	11.9%	11.9%
Life	322	302	6.6%	7.5%	992	838	18.4%	19.6%	19.6%

Total consolidated	$9,078	$8,622	5.3%	6.0%	$25,410	$24,278	4.7%	5.6%	6.5%

(1)	YTD 2020 net premiums written were adversely impacted by COVID-19 including $184 million recorded in Q2 2020 of exposure adjustments on in-force policies.
(2)	Commercial multiple peril represents retail package business (property and general liability).
(3)

For purposes of this schedule only, A&H results from our Combined North America and International businesses, normally included in the Life Insurance and Overseas General Insurance segments, respectively, as well as the A&H results of our North America Commercial P&C segment, are included in Global A&H lines above.

Line of Business	Page 7

Chubb Limited

Consolidated Results—Three months ended September 30, 2020

(in millions of U.S. dollars, except ratios)

(Unaudited)

Q3 2020	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated
Net premiums written	$3,778	$1,285	$986	$2,238	$181	$—	$8,468	$610	$9,078
Net premiums earned	3,456	1,231	971	2,337	171	—	8,166	599	8,765
Adjusted losses and loss expenses	2,444	961	845	1,192	154	55	5,651	183	5,834
Adjusted policy benefits	—	—	—	—	—	—	—	174	174
Policy acquisition costs	489	248	56	637	40	—	1,470	175	1,645
Administrative expenses	243	65	5	260	9	71	653	80	733

Underwriting income (loss)	280	(43)	65	248	(32)	(126)	392	(13)	379
Adjusted net investment income	510	64	7	130	85	9	805	95	900
Other income (expense)—operating	(7)	(1)	—	(1)	—	(7)	(16)	23	7
Amortization expense of purchased intangibles	—	(2)	(7)	(10)	—	(52)	(71)	(1)	(72)

Segment income (loss)	$783	$18	$65	$367	$53	$(176)	$1,110	$104	$1,214

Adjusted interest expense						(135)			(135)
Income tax expense						(172)			(172)

Core operating income (loss)						(483)			907
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $4 million tax benefit						(19)			(19)
Adjusted net realized gains (losses), net of $26 million tax benefit (1)						306			306

Net income (loss)						$(196)			$1,194

Combined ratio	91.9%	103.5%	93.3%	89.4%	118.3%		95.2%
CAY combined ratio ex Cats	84.9%	74.8%	90.4%	87.9%	80.8%		85.7%

(1)	Includes Net realized gains (losses) related to unconsolidated entities.

Consol Results—QTD 2020	Page 8

Chubb Limited

Consolidated Results—Nine months ended September 30, 2020

(in millions of U.S. dollars, except ratios)

(Unaudited)

YTD 2020	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated
Net premiums written	$10,750	$3,719	$1,604	$6,857	$606	$—	$23,536	$1,874	$25,410
Net premiums earned	10,427	3,623	1,441	6,838	520	—	22,849	1,838	24,687
Adjusted losses and loss expenses	8,123	2,406	1,223	3,935	314	342	16,343	556	16,899
Adjusted policy benefits	—	—	—	—	—	—	—	542	542
Policy acquisition costs	1,452	724	96	1,903	127	—	4,302	551	4,853
Administrative expenses	751	199	12	759	28	214	1,963	238	2,201

Underwriting income (loss)	101	294	110	241	51	(556)	241	(49)	192
Adjusted net investment income	1,544	195	23	396	214	25	2,397	285	2,682
Other income (expense)—operating	(19)	(4)	(1)	(10)	(1)	(32)	(67)	52	(15)
Amortization expense of purchased intangibles	—	(8)	(20)	(33)	—	(153)	(214)	(3)	(217)

Segment income (loss)	$1,626	$477	$112	$594	$264	$(716)	$2,357	$285	$2,642

Adjusted interest expense						(406)			(406)
Income tax expense						(363)			(363)

Core operating income (loss)						(1,485)			1,873
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $14 million tax benefit						(60)			(60)
Adjusted net realized gains (losses), net of $54 million tax benefit (1)						(698)			(698)

Net income (loss)						$(2,243)			$1,115

Combined ratio	99.0%	91.9%	92.3%	96.5%	90.1%		98.9%
CAY combined ratio ex Cats	85.8%	78.5%	90.4%	89.4%	79.7%		86.8%

(1)	Includes Net realized gains (losses) related to unconsolidated entities.

Consol Results—YTD 2020	Page 9

Chubb Limited

Consolidated Results—Three months ended September 30, 2019

(in millions of U.S. dollars, except ratios)

(Unaudited)

Q3 2019	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated
Net premiums written	$3,452	$1,251	$938	$2,228	$141	$—	$8,010	$612	$8,622
Net premiums earned	3,185	1,187	941	2,256	160	—	7,729	598	8,327
Adjusted losses and loss expenses	2,051	674	880	1,154	79	38	4,876	190	5,066
Adjusted policy benefits	—	—	—	—	—	—	—	165	165
Policy acquisition costs	459	240	56	630	42	—	1,427	176	1,603
Administrative expenses	256	72	4	257	9	74	672	80	752

Underwriting income (loss)	419	201	1	215	30	(112)	754	(13)	741
Adjusted net investment income	538	66	8	147	71	9	839	92	931
Other income (expense)—operating	(5)	(1)	—	(2)	—	(7)	(15)	17	2
Amortization expense of purchased intangibles	—	(3)	(7)	(11)	—	(54)	(75)	(1)	(76)

Segment income (loss)	$952	$263	$2	$349	$101	$(164)	$1,503	$95	$1,598

Adjusted interest expense						(143)			(143)
Income tax expense						(219)			(219)

Core operating income (loss)						(526)			1,236
Chubb integration expenses, net of nil tax						(2)			(2)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $8 million tax benefit						(24)			(24)
Adjusted net realized gains (losses), net of $19 million tax (1)						(119)			(119)

Net income (loss)						$(671)			$1,091

Combined ratio	86.9%	83.1%	99.9%	90.5%	81.1%		90.2%
CAY combined ratio ex Cats	87.6%	81.3%	97.7%	90.0%	82.1%		89.5%

(1)	Includes Net realized gains (losses) related to unconsolidated entities.

Consol Results—QTD 2019	Page 10

Chubb Limited

Consolidated Results—Nine months ended September 30, 2019

(in millions of U.S. dollars, except ratios)

(Unaudited)

YTD 2019	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated
Net premiums written	$9,937	$3,616	$1,534	$6,881	$540	$—	$22,508	$1,770	$24,278
Net premiums earned	9,660	3,509	1,374	6,595	487	—	21,625	1,730	23,355
Adjusted losses and loss expenses	6,238	2,178	1,163	3,385	245	83	13,292	581	13,873
Adjusted policy benefits	—	—	—	—	—	—	—	495	495
Policy acquisition costs	1,377	708	90	1,855	127	—	4,157	454	4,611
Administrative expenses	755	211	9	771	26	211	1,983	237	2,220

Underwriting income (loss)	1,290	412	112	584	89	(294)	2,193	(37)	2,156
Adjusted net investment income	1,584	194	22	444	206	28	2,478	278	2,756
Other income (expense)—operating	(17)	(2)	(1)	(11)	—	(18)	(49)	37	(12)
Amortization expense of purchased intangibles	—	(9)	(21)	(34)	—	(163)	(227)	(2)	(229)

Segment income (loss)	$2,857	$595	$112	$983	$295	$(447)	$4,395	$276	$4,671

Adjusted interest expense						(433)			(433)
Income tax expense						(637)			(637)

Core operating income (loss)						(1,517)			3,601
Chubb integration expenses, net of $2 million tax benefit						(7)			(7)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $22 million tax benefit						(89)			(89)
Adjusted net realized gains (losses), net of $13 million tax (1)						(224)			(224)

Net income (loss)						$(1,837)			$3,281

Combined ratio	86.6%	88.3%	91.9%	91.1%	81.7%		89.9%
CAY combined ratio ex Cats	87.8%	81.4%	94.6%	90.8%	81.7%		89.0%

(1)	Includes Net realized gains (losses) related to unconsolidated entities.

Consol Results—YTD 2019	Page 11

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Commercial P&C Insurance

						YTD	YTD	Full Year
	3Q-20	2Q-20	1Q-20	4Q-19	3Q-19	2020	2019	2019
Gross premiums written	$4,841	$4,401	$4,211	$4,576	$4,533	$13,453	$13,028	$17,604
Net premiums written	3,778	3,720	3,252	3,438	3,452	10,750	9,937	13,375
Net premiums earned	3,456	3,595	3,376	3,262	3,185	10,427	9,660	12,922
Losses and loss expenses	2,444	3,498	2,181	1,968	2,051	8,123	6,238	8,206
Policy acquisition costs	489	471	492	454	459	1,452	1,377	1,831
Administrative expenses	243	249	259	273	256	751	755	1,028

Underwriting income (loss)	280	(623)	444	567	419	101	1,290	1,857
Adjusted net investment income	510	509	525	525	538	1,544	1,584	2,109
Other income (expense)—operating	(7)	(6)	(6)	(7)	(5)	(19)	(17)	(24)

Segment income (loss)	$783	$(120)	$963	$1,085	$952	$1,626	$2,857	$3,942

CAY underwriting income ex Cats	$527	$504	$457	$445	$398	$1,488	$1,184	$1,629
Combined ratio
Loss and loss expense ratio	70.7%	97.3%	64.6%	60.3%	64.4%	77.9%	64.6%	63.5%
Policy acquisition cost ratio	14.2%	13.1%	14.6%	13.9%	14.4%	13.9%	14.2%	14.2%
Administrative expense ratio	7.0%	6.9%	7.6%	8.4%	8.1%	7.2%	7.8%	7.9%

Combined ratio	91.9%	117.3%	86.8%	82.6%	86.9%	99.0%	86.6%	85.6%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	63.8%	66.1%	64.2%	64.0%	65.5%	64.7%	65.8%	65.3%
CAY policy acquisition cost and administrative expense ratio ex Cats	21.1%	19.9%	22.3%	22.4%	22.1%	21.1%	22.0%	22.1%

CAY combined ratio ex Cats	84.9%	86.0%	86.5%	86.4%	87.6%	85.8%	87.8%	87.4%

Catastrophe reinstatement premiums expensed—pre-tax	$—	$(3)	$—	$—	$—	$(3)	$—	$—
Catastrophe losses—pre-tax	$447	$1,270	$118	$102	$88	$1,835	$319	$421
Favorable prior period development (PPD)—pre-tax	$(200)	$(146)	$(105)	$(224)	$(109)	$(451)	$(425)	$(649)
% Change versus prior year period
Net premiums written	9.4%	5.3%	10.2%	9.4%	7.9%	8.2%	6.4%	7.1%
Net premiums written adjusted for COVID-19 exposures (1)		9.8%				9.8%
Net premiums earned	8.5%	6.1%	9.4%	6.0%	5.5%	7.9%	3.6%	4.2%
Other ratios
Net premiums written/gross premiums written	78%	85%	77%	75%	76%	80%	76%	76%
Production by Size—Net premiums written (2)
Major Accounts & Specialty	$2,294	$2,350	$1,874	$2,049	$2,043	$6,518	$5,942	$7,991
Commercial	1,484	1,370	1,378	1,389	1,409	4,232	3,995	5,384

Total	$3,778	$3,720	$3,252	$3,438	$3,452	$10,750	$9,937	$13,375

(1)	YTD 2020 net premiums written were adversely impacted by COVID-19 including $160 million recorded in Q2 2020 of exposure adjustments on in-force policies.
(2)

Major Accounts & Specialty: large corporate accounts and wholesale business. Commercial: principally middle market and small commercial accounts. Certain 2019 businesses, previously reported within Commercial, are now reported within Major Accounts & Specialty to align with 2020 reporting. The reclassifications are immaterial and have no impact to total reported North America Commercial P&C Insurance segment net premiums written.

NA Commercial	Page 12

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Personal P&C Insurance

						YTD	YTD	Full Year
	3Q-20	2Q-20	1Q-20	4Q-19	3Q-19	2020	2019	2019
Gross premiums written	$1,448	$1,511	$1,265	$1,349	$1,422	$4,224	$4,112	$5,461
Net premiums written	1,285	1,327	1,107	1,171	1,251	3,719	3,616	4,787
Net premiums earned	1,231	1,192	1,200	1,185	1,187	3,623	3,509	4,694
Losses and loss expenses	961	762	683	865	674	2,406	2,178	3,043
Policy acquisition costs	248	231	245	240	240	724	708	948
Administrative expenses	65	66	68	75	72	199	211	286

Underwriting income (loss)	(43)	133	204	5	201	294	412	417
Net investment income	64	65	66	64	66	195	194	258
Other income (expense)—operating	(1)	(1)	(2)	(1)	(1)	(4)	(2)	(3)
Amortization expense of purchased intangibles	(2)	(3)	(3)	(3)	(3)	(8)	(9)	(12)

Segment income	$18	$194	$265	$65	$263	$477	$595	$660

CAY underwriting income ex Cats	$310	$242	$226	$223	$222	$778	$653	$876
Combined ratio
Loss and loss expense ratio	78.1%	63.8%	57.0%	73.0%	56.9%	66.4%	62.1%	64.8%
Policy acquisition cost ratio	20.1%	19.4%	20.4%	20.3%	20.2%	20.0%	20.2%	20.2%
Administrative expense ratio	5.3%	5.6%	5.6%	6.3%	6.0%	5.5%	6.0%	6.1%

Combined ratio	103.5%	88.8%	83.0%	99.6%	83.1%	91.9%	88.3%	91.1%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	49.2%	54.7%	55.1%	55.1%	55.1%	53.0%	55.2%	55.1%
CAY policy acquisition cost and administrative expense ratio ex Cats	25.6%	24.9%	26.1%	26.3%	26.2%	25.5%	26.2%	26.3%

CAY combined ratio ex Cats	74.8%	79.6%	81.2%	81.4%	81.3%	78.5%	81.4%	81.4%

Catastrophe reinstatement premiums expensed—pre-tax	$—	$(1)	$—	$(11)	$—	$(1)	$—	$(11)
Catastrophe losses—pre-tax	$305	$109	$21	$214	$83	$435	$329	$543
Unfavorable (favorable) prior period development (PPD)—pre-tax	$48	$(1)	$1	$(7)	$(62)	$48	$(88)	$(95)
% Change versus prior year period
Net premiums written	2.8%	1.4%	4.8%	9.2%	2.7%	2.9%	0.4%	2.4%
Net premiums earned	3.8%	2.1%	3.9%	4.8%	1.7%	3.3%	1.3%	2.2%
Other ratios
Net premiums written/gross premiums written	89%	88%	88%	87%	88%	88%	88%	88%

NA Personal	Page 13

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Agricultural Insurance

						YTD	YTD	Full Year
	3Q-20	2Q-20	1Q-20	4Q-19	3Q-19	2020	2019	2019
Gross premiums written	$1,332	$652	$220	$282	$1,272	$2,204	$2,133	$2,415
Net premiums written	986	461	157	276	938	1,604	1,534	1,810
Net premiums earned	971	376	94	421	941	1,441	1,374	1,795
Adjusted losses and loss expenses (1)	845	313	65	453	880	1,223	1,163	1,616
Policy acquisition costs	56	29	11	(6)	56	96	90	84
Administrative expenses	5	3	4	(3)	4	12	9	6

Underwriting income (loss)	65	31	14	(23)	1	110	112	89
Net investment income	7	7	9	8	8	23	22	30
Other income (expense)—operating	—	(1)	—	—	—	(1)	(1)	(1)
Amortization expense of purchased intangibles	(7)	(6)	(7)	(7)	(7)	(20)	(21)	(28)

Segment income (loss)	$65	$31	$16	$(22)	$2	$112	$112	$90

CAY underwriting income (loss) ex Cats	$93	$37	$8	$(59)	$22	$138	$76	$17
Combined ratio
Loss and loss expense ratio	87.1%	83.1%	69.6%	107.6%	93.5%	84.9%	84.7%	90.1%
Policy acquisition cost ratio	5.8%	7.8%	11.1%	-1.5%	6.0%	6.6%	6.6%	4.7%
Administrative expense ratio	0.4%	0.9%	4.1%	-0.7%	0.4%	0.8%	0.6%	0.3%

Combined ratio	93.3%	91.8%	84.8%	105.4%	99.9%	92.3%	91.9%	95.1%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	84.2%	81.5%	76.2%	113.6%	91.3%	83.0%	87.4%	93.5%
CAY policy acquisition cost and administrative expense ratio ex Cats	6.2%	8.7%	14.7%	0.3%	6.4%	7.4%	7.2%	5.6%

CAY combined ratio ex Cats	90.4%	90.2%	90.9%	113.9%	97.7%	90.4%	94.6%	99.1%

Catastrophe losses—pre-tax	$10	$6	$8	$1	$3	$24	$7	$8
Unfavorable (favorable) prior period development (PPD)—pre-tax	$18	$—	$(14)	$(37)	$18	$4	$(43)	$(80)
% Change versus prior year period
Net premiums written	5.0%	-1.1%	21.2%	40.4%	6.2%	4.5%	11.2%	14.8%
Net premiums earned	3.2%	-0.5%	71.8%	32.4%	9.8%	4.9%	9.8%	14.4%
Other ratios
Net premiums written/gross premiums written	74%	71%	71%	98%	74%	73%	72%	75%

(1)	Includes Realized gains (losses) on crop derivatives.

NA Agriculture	Page 14

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Overseas General Insurance

						YTD	YTD	Full Year
	3Q-20	2Q-20	1Q-20	4Q-19	3Q-19	2020	2019	2019
Gross premiums written	$2,756	$2,561	$3,131	$2,964	$2,705	$8,448	$8,444	$11,408
Net premiums written	2,238	2,021	2,598	2,381	2,228	6,857	6,881	9,262
Net premiums earned	2,337	2,194	2,307	2,287	2,256	6,838	6,595	8,882
Losses and loss expenses	1,192	1,485	1,258	1,221	1,154	3,935	3,385	4,606
Policy acquisition costs	637	624	642	646	630	1,903	1,855	2,501
Administrative expenses	260	241	258	262	257	759	771	1,033

Underwriting income (loss)	248	(156)	149	158	215	241	584	742
Adjusted net investment income	130	121	145	144	147	396	444	588
Other income (expense)—operating	(1)	(5)	(4)	(1)	(2)	(10)	(11)	(12)
Amortization expense of purchased intangibles	(10)	(11)	(12)	(11)	(11)	(33)	(34)	(45)

Segment income (loss)	$367	$(51)	$278	$290	$349	$594	$983	$1,273

CAY underwriting income ex Cats	$283	$207	$235	$202	$225	$725	$604	$806
Combined ratio
Loss and loss expense ratio	51.0%	67.7%	54.5%	53.3%	51.1%	57.6%	51.3%	51.9%
Policy acquisition cost ratio	27.3%	28.4%	27.8%	28.3%	28.0%	27.8%	28.1%	28.1%
Administrative expense ratio	11.1%	11.0%	11.2%	11.5%	11.4%	11.1%	11.7%	11.6%

Combined ratio	89.4%	107.1%	93.5%	93.1%	90.5%	96.5%	91.1%	91.6%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	49.5%	51.6%	50.8%	51.5%	50.7%	50.6%	51.0%	51.2%
CAY policy acquisition cost and administrative expense ratio ex Cats	38.4%	39.1%	39.0%	39.7%	39.3%	38.8%	39.8%	39.7%

CAY combined ratio ex Cats	87.9%	90.7%	89.8%	91.2%	90.0%	89.4%	90.8%	90.9%

Catastrophe reinstatement premiums expensed—pre-tax	$—	$(16)	$—	$(4)	$—	$(16)	$—	$(4)
Catastrophe losses—pre-tax	$95	$383	$90	$83	$35	$568	$69	$152
Favorable prior period development (PPD)—pre-tax	$(60)	$(36)	$(4)	$(43)	$(25)	$(100)	$(49)	$(92)
% Change versus prior year period
Net premiums written	0.5%	-10.5%	8.5%	6.3%	7.1%	-0.3%	3.3%	4.0%
Net premiums written adjusted for COVID-19 exposures (1)		-9.4%				0.0%
Net premiums earned	3.6%	-1.5%	9.2%	4.6%	4.6%	3.7%	2.6%	3.1%
Net premiums written constant $	2.8%	-5.1%	9.7%	8.8%	10.7%	2.7%	8.3%	8.4%
Net premiums written adjusted for COVID-19 exposures (1)		-4.0%				3.1%
Net premiums earned constant $	5.7%	4.2%	10.5%	6.9%	8.0%	6.8%	7.9%	7.6%
Other ratios
Net premiums written/gross premiums written	81%	79%	83%	80%	82%	81%	81%	81%

Production by Region—Net premiums written	3Q-20	3Q-19	% Change	Constant $ % Change	YTD 2020	YTD 2019	% Change	Constant $ % Change
Europe	$915	$782	17.1%	15.5%	$2,994	$2,698	11.0%	11.8%
Latin America	442	551	-19.7%	-8.7%	1,414	1,657	-14.6%	-5.5%
Asia	794	798	-0.5%	-1.2%	2,203	2,259	-2.5%	-1.5%
Other (2)	87	97	-10.3%	-9.7%	246	267	-8.0%	-6.6%

Total	$2,238	$2,228	0.5%	2.8%	$6,857	$6,881	-0.3%	2.7%

(1)	YTD 2020 net premiums written were adversely impacted by COVID-19 including $24 million recorded in Q2 2020 of exposure adjustments on in-force policies.
(2)	Primarily includes Eurasia and Africa, and the company’s international supplemental A&H business of Combined Insurance.

Overseas General Insurance	Page 15

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global Reinsurance

						YTD	YTD	Full Year
	3Q-20	2Q-20	1Q-20	4Q-19	3Q-19	2020	2019	2019
Gross premiums written	$198	$262	$242	$111	$150	$702	$608	$719
Net premiums written	181	207	218	109	141	606	540	649
Net premiums earned	171	163	186	167	160	520	487	654
Losses and loss expenses	154	73	87	107	79	314	245	352
Policy acquisition costs	40	42	45	42	42	127	127	169
Administrative expenses	9	9	10	9	9	28	26	35

Underwriting income (loss)	(32)	39	44	9	30	51	89	98
Adjusted net investment income	85	60	69	73	71	214	206	279
Other income (expense)—operating	—	(1)	—	(1)	—	(1)	—	(1)

Segment income	$53	$98	$113	$81	$101	$264	$295	$376

CAY underwriting income ex Cats	$30	$36	$37	$28	$28	$103	$89	$117
Combined ratio
Loss and loss expense ratio	89.6%	45.5%	46.5%	64.2%	49.6%	60.3%	50.3%	53.9%
Policy acquisition cost ratio	23.5%	25.5%	24.5%	24.7%	26.2%	24.5%	26.1%	25.7%
Administrative expense ratio	5.2%	5.6%	5.1%	5.7%	5.3%	5.3%	5.3%	5.4%

Combined ratio	118.3%	76.6%	76.1%	94.6%	81.1%	90.1%	81.7%	85.0%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	49.7%	46.8%	50.4%	52.5%	49.9%	49.0%	50.0%	50.6%
CAY policy acquisition cost and administrative expense ratio ex Cats	31.1%	31.4%	29.6%	30.8%	32.2%	30.7%	31.7%	31.5%

CAY combined ratio ex Cats	80.8%	78.2%	80.0%	83.3%	82.1%	79.7%	81.7%	82.1%

Catastrophe reinstatement premiums collected—pre-tax	$7	$—	$—	$1	$2	$7	$2	$3
Catastrophe losses—pre-tax	$75	$13	$—	$16	$25	$88	$35	$51
Unfavorable (favorable) prior period development (PPD)—pre-tax	$(6)	$(16)	$(7)	$4	$(25)	$(29)	$(33)	$(29)
% Change versus prior year period
Net premiums written as reported	28.4%	4.6%	8.4%	-6.0%	-14.0%	12.2%	-2.5%	-3.2%
Net premiums earned as reported	6.7%	2.9%	10.4%	-5.8%	1.9%	6.8%	-1.1%	-2.3%
Net premiums written constant $	27.2%	4.9%	7.9%	-4.8%	-12.8%	11.9%	-1.1%	-1.7%
Net premiums earned constant $	5.4%	4.0%	10.2%	-5.0%	3.1%	6.6%	0.7%	-0.8%
Other ratios
Net premiums written/gross premiums written	91%	79%	90%	99%	94%	86%	89%	90%

Global Reinsurance	Page 16

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Life Insurance

						YTD	YTD	Full Year
	3Q-20	2Q-20	1Q-20	4Q-19	3Q-19	2020	2019	2019
Gross premiums written	$645	$653	$683	$652	$642	$1,981	$1,865	$2,517
Net premiums written	610	619	645	622	612	1,874	1,770	2,392
Net premiums earned	599	608	631	613	598	1,838	1,730	2,343
Losses and loss expenses	183	171	202	176	190	556	581	757
Adjusted policy benefits	174	183	185	201	165	542	495	696
Policy acquisition costs	175	196	180	166	176	551	454	620
Administrative expenses	80	82	76	86	80	238	237	323
Net investment income	95	95	95	95	92	285	278	373

Life Insurance underwriting income (1)	82	71	83	79	79	236	241	320
Other income (expense)—operating	23	17	12	11	17	52	37	48
Amortization expense of purchased intangibles	(1)	(1)	(1)	—	(1)	(3)	(2)	(2)

Segment income	$104	$87	$94	$90	$95	$285	$276	$366

% Change versus prior year period
Net premiums written	-0.4%	7.0%	11.4%	6.9%	8.5%	5.9%	4.8%	5.3%
Net premiums earned	0.0%	6.5%	12.6%	6.6%	8.7%	6.2%	5.3%	5.6%
Net premiums written constant $	0.2%	8.5%	11.3%	6.8%	9.1%	6.5%	6.2%	6.4%
Net premiums earned constant $	0.7%	8.0%	12.5%	6.5%	9.3%	6.9%	6.7%	6.6%

(1)   We assess the performance of our Life Insurance business based on Life Insurance underwriting income which includes Net investment income and (Gains) losses from fair value changes in separate account assets.

International life insurance net premiums written and deposits breakdown (excludes Combined North America and Life reinsurance businesses):

				Constant $	YTD	YTD		Constant $
	3Q-20	3Q-19	% Change	% Change	2020	2019	% Change	% Change
International life insurance net premiums written	$280	$259	8.3%	9.4%	$865	$715	21.0%	22.4%
International life insurance deposits (2)	363	369	-1.8%	-5.7%	1,115	1,059	5.3%	3.2%

Total international life insurance net premiums written and deposits	$643	$628	2.3%	0.4%	$1,980	$1,774	11.6%	10.8%

International life insurance segment income	$52	$40	26.4%	28.1%	$134	$116	15.1%	16.3%

(2)

Includes deposits collected on universal life and investment contracts. Consistent with GAAP, premiums collected on universal life and investment contracts are considered deposits and excluded from revenues.

Life Insurance	Page 17

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Corporate

						YTD	YTD	Full Year
	3Q-20	2Q-20	1Q-20	4Q-19	3Q-19	2020	2019	2019
Gross premiums written	$—	$—	$—	$—	$—	$—	$—	$—
Net premiums written	—	—	—	—	—	—	—	—
Net premiums earned	—	—	—	—	—	—	—	—
Losses and loss expenses	55	276	11	75	38	342	83	158
Policy acquisition costs	—	—	—	—	—	—	—	—
Administrative expenses	71	77	66	108	74	214	211	319

Underwriting loss	(126)	(353)	(77)	(183)	(112)	(556)	(294)	(477)
Adjusted net investment income	9	8	8	8	9	25	28	36
Other income (expense)—operating	(7)	(9)	(16)	(6)	(7)	(32)	(18)	(24)
Adjusted interest expense	(135)	(134)	(137)	(140)	(143)	(406)	(433)	(573)
Amortization expense of purchased intangibles	(52)	(51)	(50)	(55)	(54)	(153)	(163)	(218)
Income tax (expense) benefit	(172)	46	(237)	(173)	(219)	(363)	(637)	(810)

Core operating loss	(483)	(493)	(509)	(549)	(526)	(1,485)	(1,517)	(2,066)
Chubb integration expenses, net of tax	—	—	—	(12)	(2)	—	(7)	(19)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	(19)	(19)	(22)	(25)	(24)	(60)	(89)	(114)
Adjusted net realized gains (losses), net of tax (1)	306	(58)	(946)	170	(119)	(698)	(224)	(54)

Net loss	$(196)	$(570)	$(1,477)	$(416)	$(671)	$(2,243)	$(1,837)	$(2,253)

Unfavorable prior period development (PPD)—pre-tax	$54	$274	$11	$74	$36	$339	$79	$153

(1)	Includes Net realized gains (losses) related to unconsolidated entities.

Corporate	Page 18

Chubb Limited

Loss Reserve Rollforward

(in millions of U.S. dollars, except ratios)

(Unaudited)

	Unpaid Losses			Net Paid to
	Gross	Ceded	Net	Incurred Ratio
Balance at December 31, 2018	$62,960	$14,689	$48,271
Losses and loss expenses incurred	5,261	1,163	4,098
Losses and loss expenses paid	(5,197)	(1,178)	(4,019)	98%
Other (incl. foreign exch. revaluation)	119	33	86

Balance at March 31, 2019	$63,143	$14,707	$48,436
Losses and loss expenses incurred	5,758	1,043	4,715
Losses and loss expenses paid	(5,581)	(1,489)	(4,092)	87%
Other (incl. foreign exch. revaluation)	(115)	(28)	(87)

Balance at June 30, 2019	$63,205	$14,233	$48,972
Losses and loss expenses incurred	6,783	1,731	5,052
Losses and loss expenses paid	(6,751)	(1,568)	(5,183)	103%
Other (incl. foreign exch. revaluation)	(225)	(64)	(161)

Balance at September 30, 2019	$63,012	$14,332	$48,680
Losses and loss expenses incurred	5,855	990	4,865
Losses and loss expenses paid	(6,382)	(1,203)	(5,179)	106%
Other (incl. foreign exch. revaluation)	205	62	143

Balance at December 31, 2019	$62,690	$14,181	$48,509
Losses and loss expenses incurred	5,569	1,084	4,485
Losses and loss expenses paid	(5,345)	(1,090)	(4,255)	95%
Other (incl. foreign exch. revaluation)	(700)	(135)	(565)

Balance at March 31, 2020	$62,214	$14,040	$48,174
Losses and loss expenses incurred	7,825	1,248	6,577
Losses and loss expenses paid	(4,874)	(1,024)	(3,850)	59	%(1)
Other (incl. foreign exch. revaluation)	534	97	437

Balance at June 30, 2020	$65,699	$14,361	$51,338
Losses and loss expenses incurred	7,288	1,453	5,835
Losses and loss expenses paid	(5,342)	(1,084)	(4,258)	73%
Other (incl. foreign exch. revaluation)	260	37	223

Balance at September 30, 2020	$67,905	$14,767	$53,138
Add net recoverable on paid losses	—	903	(903)

Balance including net recoverable on paid losses	$67,905	$15,670	$52,235

(1)

The losses and loss expenses incurred increased $2.1 billion in Q2 2020, principally reflecting the significant catastrophe events in the period, principally COVID-19, and resulting in the 59% net paid to incurred ratio for Q2 2020.

Loss Reserve Rollforward	Page 19

Chubb Limited

Reinsurance Recoverable Analysis

(in millions of U.S. dollars)

(Unaudited)

Net Reinsurance Recoverable by Division

	September 30	June 30	March 31	December 31
	2020	2020	2020	2019
Reinsurance recoverable on paid losses and loss expenses
Active operations	$784	$736	$748	$887
Brandywine and Other Run-off	184	173	177	189

Total	$968	$909	$925	$1,076

Reinsurance recoverable on unpaid losses and loss expenses
Active operations	$13,707	$13,315	$13,088	$13,223
Brandywine and Other Run-off	1,315	1,286	1,190	1,198

Total	$15,022	$14,601	$14,278	$14,421

Gross reinsurance recoverable
Active operations	$14,491	$14,051	$13,836	$14,110
Brandywine and Other Run-off	1,499	1,459	1,367	1,387

Total	$15,990	$15,510	$15,203	$15,497

Provision for uncollectible reinsurance (1)
Active operations	$(185)	$(177)	$(176)	$(180)
Brandywine and Other Run-off	(135)	(126)	(129)	(136)

Total	$(320)	$(303)	$(305)	$(316)

Net reinsurance recoverable
Active operations	$14,306	$13,874	$13,660	$13,930
Brandywine and Other Run-off	1,364	1,333	1,238	1,251

Total	$15,670	$15,207	$14,898	$15,181

(1)	The provision for uncollectible reinsurance is based on a default analysis applied to gross reinsurance, net of usable collateral of approximately $3.4 billion.

Reinsurance Recoverable	Page 20

Chubb Limited

Investment Portfolio

(in millions of U.S. dollars)

(Unaudited)

	September 30		June 30		March 31		December 31
	2020		2020		2020		2019
Market Value
Fixed maturities available for sale	$89,852		$86,712		$81,523		$85,488
Fixed maturities held to maturity	12,473		12,620		12,468		13,005
Short-term investments	4,660		4,003		3,586		4,291

Total fixed maturities	$106,985		$103,335		$97,577		$102,784

Asset Allocation by Market Value
U.S. Treasury / Agency	$4,100	4%	$4,190	4%	$4,296	4%	$4,630	5%
Corporate and asset-backed securities	37,712	35%	36,345	35%	32,990	33%	34,259	33%
Mortgage-backed securities	21,590	20%	20,529	20%	20,252	21%	21,588	21%
Municipal	12,267	12%	12,291	12%	12,266	13%	12,824	12%
Non-U.S.	26,656	25%	25,977	25%	24,187	25%	25,192	25%
Short-term investments	4,660	4%	4,003	4%	3,586	4%	4,291	4%

Total fixed maturities	$106,985	100%	$103,335	100%	$97,577	100%	$102,784	100%

Credit Quality by Market Value
AAA	$16,177	15%	$15,411	15%	$14,577	15%	$15,714	15%
AA	36,759	34%	35,600	35%	35,437	36%	37,504	37%
A	19,359	18%	19,703	19%	18,375	19%	19,236	19%
BBB	17,009	16%	15,690	15%	13,617	14%	13,650	13%
BB	9,609	9%	9,302	9%	8,661	9%	9,474	9%
B	7,466	7%	7,124	7%	6,487	7%	6,897	7%
Other	606	1%	505	0%	423	0%	309	0%

Total fixed maturities	$106,985	100%	$103,335	100%	$97,577	100%	$102,784	100%

Cost/Amortized Cost, net
Fixed maturities available for sale (1)	$85,167		$82,671		$80,776		$82,580
Fixed maturities held to maturity (1)	11,651		11,845		12,022		12,581
Short-term investments (1)	4,662		4,002		3,582		4,291

Subtotal fixed maturities	101,480		98,518		96,380		99,452
Equity securities	3,088		2,394		2,068		812
Other investments	6,796		5,923		6,075		6,062

Total investment portfolio	$111,364		$106,835		$104,523		$106,326

Avg. duration of fixed maturities	4.0 years		4.0 years		3.9 years		3.8 years
Avg. market yield of fixed maturities	1.9%		2.2%		3.0%		2.7%
Avg. credit quality	A/Aa		A/Aa		A/Aa		A/Aa
Avg. yield on invested assets (2)	3.3%		3.3%		3.5%		3.5%

(1)	Net of valuation allowance for expected credit losses.
(2)	Calculated using adjusted net investment income.

Investments	Page 21

Chubb Limited

Investment Portfolio—2

(in millions of U.S. dollars)

(Unaudited)

Mortgage-backed Fixed Income Portfolio

Mortgage-backed securities	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total

Market Value at September 30, 2020
Agency residential mortgage-backed securities (RMBS)	$127	$17,765	$—	$—	$—	$17,892
Non-agency RMBS	147	43	78	16	10	294
Commercial mortgage-backed securities	2,949	303	137	13	2	3,404

Total mortgage-backed securities at market value	$3,223	$18,111	$215	$29	$12	$21,590

U.S. Corporate and Asset-backed Fixed Income Portfolios

Market Value at September 30, 2020		S&P Credit Rating
		Investment Grade
		AAA	AA	A	BBB	Total

Asset-backed		$3,253	$474	$33	$35	$3,795
Banks		—	12	1,940	2,144	4,096
Basic Materials		—	—	91	285	376
Communications		—	215	567	1,306	2,088
Consumer, Cyclical		—	285	508	737	1,530
Consumer, Non-Cyclical		55	674	1,597	1,836	4,162
Diversified Financial Services		7	210	380	460	1,057
Energy		—	87	209	710	1,006
Industrial		—	14	884	914	1,812
Utilities		—	3	1,092	560	1,655
All Others		247	442	1,676	1,158	3,523

Total		$3,562	$2,416	$8,977	$10,145	$25,100

Market Value at September 30, 2020			S&P Credit Rating
			Below Investment Grade
			BB	B	CCC	Total

Asset-backed			$5	$19	$3	$27
Banks			—	—	—	—
Basic Materials			323	229	1	553
Communications			839	854	57	1,750
Consumer, Cyclical			1,038	959	159	2,156
Consumer, Non-Cyclical			1,408	1,415	82	2,905
Diversified Financial Services			220	101	7	328
Energy			736	329	12	1,077
Industrial			839	836	25	1,700
Utilities			348	35	1	384
All Others			871	796	65	1,732

Total			$6,627	$5,573	$412	$12,612

Investments 2	Page 22

Chubb Limited

Investment Portfolio—3

(in millions of U.S. dollars)

(Unaudited)

Non-U.S. Fixed Income Portfolio

September 30, 2020

Non-U.S. Government Securities	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total

Republic of Korea	$—	$1,058	$—	$—	$—	$1,058
Canada	942	—	—	—	—	942
United Kingdom	—	905	—	—	—	905
Province of Ontario	—	—	681	—	—	681
Kingdom of Thailand	—	—	612	—	—	612
Province of Quebec	—	539	—	—	—	539
Federative Republic of Brazil	—	—	—	—	512	512
Commonwealth of Australia	451	—	3	—	—	454
United Mexican States	—	—	—	453	—	453
Socialist Republic of Vietnam	—	—	—	—	380	380
Other Non-U.S. Government Securities	862	1,658	1,173	902	891	5,486

Total	$2,255	$4,160	$2,469	$1,355	$1,783	$12,022

Non-U.S. Corporate Securities	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total

United Kingdom	$70	$54	$777	$940	$447	$2,288
Canada	100	264	441	606	422	1,833
France	8	46	700	377	58	1,189
United States (1)	—	—	198	307	650	1,155
Australia	105	204	319	236	23	887
Netherlands	53	94	215	147	108	617
Japan	—	5	505	71	—	581
Switzerland	57	4	270	203	32	566
Germany	62	45	108	272	49	536
China	—	—	282	89	72	443
Other Non-U.S. Corporate Securities	356	439	1,014	1,644	1,086	4,539

Total	$811	$1,155	$4,829	$4,892	$2,947	$14,634

(1)	Countries represent the ultimate parent company’s country of risk. Non-U.S. corporate securities could be issued by foreign subsidiaries of U.S. corporations.

Investments 3	Page 23

Chubb Limited

Investment Portfolio—4

(in millions of U.S. dollars)

(Unaudited)

Fixed Maturity Investment Portfolio

Top 10 Global Corporate Exposures

	September 30, 2020	Market Value	Rating
1	Wells Fargo & Co	$762	BBB+
2	Bank of America Corp	670	A-
3	JP Morgan Chase & Co	658	A-
4	Comcast Corp	511	A-
5	Morgan Stanley	459	BBB+
6	Citigroup Inc	441	BBB+
7	Verizon Communications Inc	430	BBB+
8	AT&T Inc	393	BBB
9	Goldman Sachs Group Inc	377	BBB+
10	HSBC Holdings Plc	376	A-

Investments 4	Page 24

Chubb Limited

Net Realized and Unrealized Gains (Losses)

(in millions of U.S. dollars)

(Unaudited)

	Three months ended September 30, 2020
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax

Fixed income investments (1)	$58	$(8)	$50	$638	$(95)	$543	$696	$(103)	$593
Public equity:
Realized gains (losses) on sales	34	(2)	32	—	—	—	34	(2)	32
Mark-to-market	(34)	5	(29)	—	—	—	(34)	5	(29)
Private equity:
Realized gains (losses) on sales	—	—	—	—	—	—	—	—	—
Mark-to-market	436	(8)	428	—	—	—	436	(8)	428

Total investment portfolio	494	(13)	481	638	(95)	543	1,132	(108)	1,024
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (2)	(6)	—	(6)	—	—	—	(6)	—	(6)
Foreign exchange	(222)	38	(184)	246	(13)	233	24	25	49
Partially-owned entities (3)	17	—	17	—	—	—	17	—	17
Other	(3)	1	(2)	(23)	5	(18)	(26)	6	(20)

Net gains (losses)	$280	$26	$306	$861	$(103)	$758	$1,141	$(77)	$1,064

(1)   The quarter includes pre-tax realized gains on fixed income derivatives of $9 million, a net reduction of the valuation allowance of expected credit losses of $42 million, and impairment of $11 million for fixed maturities during the quarter.

(2)   The quarter includes $52 million of losses on applicable hedges. These losses are both pre-tax and after-tax.

(3)   Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

	Three months ended September 30, 2019
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax

Fixed income investments (4)	$(106)	$2	$(104)	$705	$(125)	$580	$599	$(123)	$476
Public equity (4):
Realized gains (losses) on sales	22	(5)	17	—	—	—	22	(5)	17
Mark-to-market	(21)	1	(20)	—	—	—	(21)	1	(20)
Private equity:
Realized gains (losses) on sales	(2)	—	(2)	—	—	—	(2)	—	(2)
Mark-to-market	34	(2)	32	—	—	—	34	(2)	32

Total investment portfolio	(73)	(4)	(77)	705	(125)	580	632	(129)	503
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (5)	(112)	—	(112)	—	—	—	(112)	—	(112)
Foreign exchange	84	(15)	69	(193)	8	(185)	(109)	(7)	(116)
Partially-owned entities (6)	5	—	5	—	—	—	5	—	5
Other	(4)	—	(4)	(17)	4	(13)	(21)	4	(17)

Net gains (losses)	$(100)	$(19)	$(119)	$495	$(113)	$382	$395	$(132)	$263

(4)

The quarter includes pre-tax realized losses on derivatives of: $95 million in fixed income and $2 million in public equity. Other-than-temporary impairments for the quarter in realized losses were $24 million pre-tax for fixed maturities.

(5)	The quarter includes $6 million of losses on applicable hedges. These losses are both pre-tax and after-tax.
(6)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

Net Gains (Losses)	Page 25

Chubb Limited

Net Realized and Unrealized Gains (Losses)

(in millions of U.S. dollars)

(Unaudited)

	Nine months ended September 30, 2020
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax

Fixed income investments (1)	$(307)	$32	$(275)	$1,759	$(335)	$1,424	$1,452	$(303)	$1,149
Public equity (1):
Realized gains (losses) on sales	239	(44)	195	—	—	—	239	(44)	195
Mark-to-market	(78)	8	(70)	—	—	—	(78)	8	(70)
Private equity:
Realized gains (losses) on sales	—	—	—	—	—	—	—	—	—
Mark-to-market	229	(6)	223	—	—	—	229	(6)	223

Total investment portfolio	83	(10)	73	1,759	(335)	1,424	1,842	(345)	1,497
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (2)	(456)	—	(456)	—	—	—	(456)	—	(456)
Foreign exchange	(351)	55	(296)	(168)	27	(141)	(519)	82	(437)
Partially-owned entities (3)	15	—	15	—	—	—	15	—	15
Other	(43)	9	(34)	(59)	13	(46)	(102)	22	(80)

Net gains (losses)	$(752)	$54	$(698)	$1,532	$(295)	$1,237	$780	$(241)	$539

(1)

Year to date includes pre-tax realized gains on equity derivatives of $42 million, realized losses on fixed income derivatives of $4 million, expected credit losses of $4 million, and impairments of $163 million related to certain securities the company intended to sell and securities written to market entering default.

(2)	Year to date includes $30 million of losses on applicable hedges. These losses are both pre-tax and after-tax.
(3)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

	Nine months ended September 30, 2019
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax
Fixed income investments (4)	$(417)	$10	$(407)	$3,834	$(676)	$3,158	$3,417	$(666)	$2,751
Public equity (4):
Realized gains (losses) on sales	23	(5)	18	—	—	—	23	(5)	18
Mark-to-market	9	(3)	6	—	—	—	9	(3)	6
Private equity:
Realized gains (losses) on sales	(4)	—	(4)	—	—	—	(4)	—	(4)
Mark-to-market	227	—	227	—	—	—	227	—	227

Total investment portfolio	(162)	2	(160)	3,834	(676)	3,158	3,672	(674)	2,998
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (5)	(146)	—	(146)	—	—	—	(146)	—	(146)
Foreign exchange	86	(14)	72	(143)	3	(140)	(57)	(11)	(68)
Partially-owned entities (6)	15	(1)	14	—	—	—	15	(1)	14
Other	(4)	—	(4)	(62)	13	(49)	(66)	13	(53)

Net gains (losses)	$(211)	$(13)	$(224)	$3,629	$(660)	$2,969	$3,418	$(673)	$2,745

(4)

Year to date includes pre-tax realized losses on derivatives of: $374 million in fixed income and $34 million in public equity. Year to date other-than-temporary impairments in realized losses were $50 million pre-tax for fixed maturities.

(5)	Year to date includes $89 million of losses on applicable hedges. These losses are both pre-tax and after-tax.
(6)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

Net Gains (Losses) 2	Page 26

Chubb Limited

Debt and Capital

(in millions of U.S. dollars, except ratios)

(Unaudited)

	September 30	June 30	March 31	December 31	December 31
	2020	2020	2020	2019	2018
Financial Debt:
Total short-term debt	$1,300	$1,300	$1,300	$1,299	$509
Total long-term debt (1)	14,830	13,656	13,510	13,559	12,087

Total financial debt	$16,130	$14,956	$14,810	$14,858	$12,596
Hybrid debt:
Total trust preferred securities	308	308	308	308	308

Total	$16,438	$15,264	$15,118	$15,166	$12,904

Capitalization:
Shareholders’ equity	$56,413	$54,760	$52,197	$55,331	$50,312
Hybrid debt	308	308	308	308	308
Financial debt	16,130	14,956	14,810	14,858	12,596

Total capitalization	$72,851	$70,024	$67,315	$70,497	$63,216

Leverage ratios (based on total capital):
Hybrid debt	0.4%	0.4%	0.5%	0.4%	0.5%
Financial debt (1)	22.1%	21.4%	22.0%	21.1%	19.9%

Total hybrid & financial debt	22.5%	21.8%	22.5%	21.5%	20.4%

Note: As of September 30, 2020, there was $1.7 billion usage of credit facilities on total capacity of $4.0 billion.

(1)

In September 2020, the company issued $1.0 billion of senior notes at 1.375% due 2030. At September 30, 2020, and December 31, 2019, total debt included $2.3 billion and $1.3 billion, respectively, of senior notes issued to provide proceeds to retire existing debt coming due in November 2022 and November 2020, respectively. These prefundings had the effect of increasing the leverage ratios at September 30, 2020, and December 31, 2019, by 2.5 percentage points and 1.4 percentage points, respectively.

Debt and Capital	Page 27

Chubb Limited

Computation of Basic and Diluted Earnings Per Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

	Three months ended September 30		Nine months ended September 30
	2020	2019	2020	2019
Numerator
Core operating income to common shares	$907	$1,236	$1,873	$3,601
Amortization of fair value adjustment of acquired invested assets and long-term debt, pre-tax	(23)	(32)	(74)	(111)
Tax benefit on amortization adjustment	4	8	14	22
Chubb integration expenses, pre-tax	—	(2)	—	(9)
Tax benefit on Chubb integration expenses	—	—	—	2
Adjusted net realized gains (losses), pre-tax	280	(100)	(752)	(211)
Tax (expense) benefit on adjusted net realized gains (losses)	26	(19)	54	(13)

Net income	$1,194	$1,091	$1,115	$3,281

Rollforward of Common Shares Outstanding
Shares—beginning of period	451,360,023	456,077,819	451,971,567	459,203,378
Repurchase of shares	—	(3,079,618)	(2,266,150)	(8,417,838)
Shares issued, excluding option exercises	(13,731)	(76,142)	1,013,831	1,146,942
Issued for option exercises	29,902	611,583	656,946	1,601,160

Shares—end of period	451,376,194	453,533,642	451,376,194	453,533,642

Denominator
Weighted average shares outstanding (1)	451,794,046	454,975,143	451,683,093	456,987,560
Effect of other dilutive securities	1,471,434	3,175,226	1,894,699	2,937,026

Adj. wtd. avg. shares outstanding and assumed conversions	453,265,480	458,150,369	453,577,792	459,924,586

Basic earnings per share
Core operating income	$2.01	$2.72	$4.15	$7.88
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	(0.04)	(0.06)	(0.13)	(0.19)
Chubb integration expenses, net of tax	—	—	—	(0.02)
Adjusted net realized gains (losses), net of tax	0.67	(0.26)	(1.55)	(0.49)

Net income	$2.64	$2.40	$2.47	$7.18

Diluted earnings per share
Core operating income	$2.00	$2.70	$4.13	$7.83
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	(0.04)	(0.06)	(0.13)	(0.19)
Chubb integration expenses, net of tax	—	—	—	(0.02)
Adjusted net realized gains (losses), net of tax	0.67	(0.26)	(1.54)	(0.49)

Net income	$2.63	$2.38	$2.46	$7.13

(1)

Includes unvested restricted stock units that are not included in common shares outstanding as the shares are not issued until time of vesting, but are eligible to receive dividends (participating securities).

Earnings per share	Page 28

Chubb Limited

Book Value and Book Value per Common Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

Reconciliation of Book Value per Common Share

	September 30	June 30	March 31	December 31	September 30
	2020	2020	2020	2019	2019
Shareholders’ equity	$56,413	$54,760	$52,188	$55,331	$54,572
Less: goodwill and other intangible assets, net of tax	19,802	19,783	19,569	20,012	20,010

Numerator for tangible book value per share	$36,611	$34,977	$32,619	$35,319	$34,562

Book value—% change over prior quarter	3.0%	4.9%	-5.7%	1.4%	1.4%
Tangible book value—% change over prior quarter	4.7%	7.2%	-7.6%	2.2%	2.8%
Denominator	451,376,194	451,360,023	451,367,782	451,971,567	453,533,642

Book value per common share	$124.98	$121.32	$115.62	$122.42	$120.33
Tangible book value per common share	$81.11	$77.49	$72.27	$78.14	$76.21
Reconciliation of Book Value
Shareholders’ equity, beginning of quarter (1)	$54,760	$52,188	$55,259	$54,572	$53,802
Core operating income (loss)	907	(254)	1,220	1,040	1,236
Amortization of fair value adjustment of acquired invested assets and long-term debt	(19)	(19)	(22)	(25)	(24)
Chubb integration expenses	—	—	—	(12)	(2)
Adjusted net realized gains (losses) (2)	306	(58)	(946)	170	(119)
Net unrealized gains (losses) on investments	543	2,757	(1,876)	(70)	580
Repurchase of shares	—	—	(326)	(310)	(478)
Dividend declared on common shares	(353)	(353)	(340)	(340)	(341)
Cumulative translation gains (losses)	233	451	(825)	177	(185)
Postretirement benefit liability	(18)	(17)	(11)	(9)	(13)
Other (3)	54	65	55	138	116

	$56,413	$54,760	$52,188	$55,331	$54,572

(1)	January 1, 2020 included a $72 million after-tax reduction to beginning equity principally related to the adoption of the current expected credit loss accounting guidance.
(2)	Includes net realized gains (losses) related to unconsolidated entities.
(3)	Other primarily includes proceeds from exercise of stock options and stock compensation, offset by the value of any share cancellations for restricted stock vesting taxes.

Reconciliation Book Value	Page 29

Chubb Limited

Non-GAAP Financial Measures

(Unaudited)

Regulation G—Non-GAAP Financial Measures

In presenting our results, we included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations and financial condition. However, they should not be viewed as a substitute for measures determined in accordance with generally accepted accounting principles (GAAP).

Throughout this document there are various measures presented on a constant-dollar basis (i.e., excludes the impact of foreign exchange). We believe it is useful to evaluate the trends in our results exclusive of the effect of fluctuations in exchange rates between the U.S. dollar and the currencies in which our international business is transacted, as these exchange rates could fluctuate significantly between periods and distort the analysis of trends. The impact is determined by assuming constant foreign exchange rates between periods by translating prior period results using the same local currency exchange rates as the comparable current period.

Underwriting income (loss) is calculated by subtracting adjusted losses and loss expenses, adjusted policy benefits, policy acquisition costs and administrative expenses from net premiums earned. We use underwriting income (loss) and operating ratios to monitor the results of our operations without the impact of certain factors, including net investment income, other income (expense), interest expense, amortization expense of purchased intangibles, Chubb integration expense, income tax expense and adjusted net realized gains (losses).

CAY underwriting income excluding catastrophe losses (Cats) is underwriting income (loss) adjusted to exclude Cats and prior period development (PPD). We believe it is useful to exclude Cats, as they are not predictable as to timing and amount, and PPD as these unexpected loss developments on historical reserves are not indicative of our current underwriting performance. We believe the use of these measures enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business.

Adjusted losses and loss expenses include realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing impacts underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations, and therefore realized gains (losses) from these derivatives are reclassified to adjusted losses and loss expenses.

Adjusted policy benefits includes gains and losses from fair value changes in separate account assets, as well as the offsetting movement in separate account liabilities, for purposes of reporting Life Insurance underwriting income. The gains and losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified from Other (income) expense. We view gains and losses from fair value changes in both separate account assets and liabilities as part of the results of our underwriting operations, and therefore these gains and losses are reclassified to adjusted policy benefits.

Adjusted net investment income is net investment income excluding the amortization of the fair value adjustment on acquired invested assets from the acquisition of The Chubb Corporation (Chubb Corp) and including investment income from partially-owned investment companies (private equity partnerships) where our ownership interest is in excess of three percent that are accounted for under the equity method. The mark-to-market movement on these private equity partnerships are included in adjusted net realized gains (losses) as described below. We believe this measure is meaningful as it highlights the underlying performance of our invested assets and portfolio management in support of our lines of business.

Adjusted net realized gains (losses), net of tax, includes net realized gains (losses) and net realized gains (losses) recorded in other income (expense) related to unconsolidated subsidiaries, and excludes realized gains and losses on crop derivatives.

Adjusted interest expense is interest expense excluding the amortization of the fair value adjustment on acquired long-term debt, related to the Chubb Corp acquisition due to the size and complexity of this acquisition.

Other income (expense) — operating excludes from consolidated Other income (expense) the portion of net realized gains and losses related to unconsolidated entities, other income (expense) from private equity partnerships, and gains and losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP. Net realized gains (losses) related to unconsolidated entities is excluded from core operating income (loss) in order to enhance the understanding of our results of underwriting operations as they are heavily influenced by, and fluctuate in part according to, market conditions. Other income (expense) from private equity partnerships and net realized gains and losses related to unconsolidated entities are recorded to Other income (expense) in our income statement on a GAAP basis.

P&C underwriting income and P&C combined ratio exclude the Life Insurance segment. P&C loss and loss expense ratio and P&C combined ratio include adjusted losses and loss expenses in the ratio numerator. P&C expense ratio and P&C combined ratio include policy acquisition costs and administrative expenses in the ratio numerator. A reconciliation of combined ratio to P&C combined ratio is provided on pages 33-36.

CAY P&C combined ratio excluding catastrophe losses excludes Cats and PPD from the P&C combined ratio. We exclude Cats as they are not predictable as to timing and amount and PPD as these unexpected loss developments on historical reserves are not indicative of our current underwriting performance. The combined ratio numerator is adjusted to exclude Cats, net premiums earned adjustments on PPD, prior period expense adjustments and reinstatement premiums on PPD, and the denominator is adjusted to exclude net premiums earned adjustments on PPD and reinstatement premiums on Cats and PPD. In periods where there are adjustments on loss sensitive policies, these adjustments are excluded from PPD and net premiums earned when calculating the ratios. We believe this measure provides a better evaluation of our underwriting performance and enhances the understanding of the trends in our P&C business that may be obscured by these items. This measure is commonly reported among our peer companies and allows for a better comparison.

Expense ratio excluding accident and health (A&H) excludes the impact of our A&H business from our expense ratio. The expense ratio for the A&H business is typically higher than our traditional P&C business, and we believe that this measure provides better comparison to our peer companies that may not have a significant A&H block of business.

Global P&C performance metrics comprise consolidated operating results (including corporate) and exclude the operating results of the company’s Life Insurance and North America Agricultural Insurance segments. The agriculture insurance business is a different business in that it is a public sector and private sector partnership in which insurance rates, premium growth, and risk-sharing is not market-driven like the remainder of the company’s P&C insurance business. We believe that these measures are useful and meaningful to investors as they are used by management to assess the company’s global P&C operations which are the most economically similar. We exclude the North America Agricultural Insurance and Life Insurance segments because the results of these businesses do not always correlate with the results of our global P&C operations.

Core operating income (loss), net of tax, excludes from net income, the after-tax impact of adjusted net realized gains (losses), Chubb integration expenses, and the amortization of fair value adjustment of acquired invested assets and long-term debt related to the Chubb Corp acquisition. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude adjusted net realized gains (losses) because the amount of these gains (losses) are heavily influenced by, and fluctuate in part according to the availability of market opportunities. We exclude the amortization of the fair value adjustments related to purchased invested assets and long-term debt and Chubb integration expenses due to the size and complexity of this acquisition. These integration expenses are distortive to our results and are not indicative of our underlying profitability. We believe that excluding these integration expenses facilitates the comparison of our financial results to our historical operating results. References to core operating income measures mean net of tax, whether or not noted.

Core operating effective tax rate is income tax expense (benefit) excluding tax expense (benefit) on adjusted net realized gains (losses), tax benefit on amortization of fair value of acquired invested assets and debt, and tax benefit on Chubb integration expenses, divided by income excluding adjusted net realized gains (losses) before tax, amortization of fair value of acquired invested assets and debt before tax, and Chubb integration expenses before tax. We believe the use of this measure is meaningful to show the tax on the underlying performance of our insurance business, by excluding the tax on adjusted net realized gains (losses), the tax on amortization of the fair value adjustments related to purchased invested assets and long-term debt and the tax on Chubb integration expenses. Refer to the definition of core operating income (loss), net of tax above for more information on these adjustments.

Book value per common share, is shareholders’ equity divided by the shares outstanding. Tangible book value per common share, is shareholders’ equity less goodwill and other intangible assets, net of tax, divided by the shares outstanding. We believe that goodwill and other intangible assets are not indicative of our underlying insurance results or trends and make book value comparisons to less acquisitive peer companies less meaningful. Book value per common share excluding mark-to-market, excludes unrealized investment gains (losses). Tangible book value per common share excluding mark-to-market, excludes goodwill and other intangible assets, net of tax, as well as unrealized investment gains (losses), net of tax. We exclude unrealized investment gains (losses) because the amount of these gains (losses) is heavily influenced by changes in market conditions, including interest rate changes, and we believe that excluding these gains and losses would highlight the underlying growth in book value and tangible book value.

International life insurance net premiums written and deposits collected includes deposits collected on universal life and investment contracts (life deposits). Life deposits are not reflected as revenues in our consolidated statements of operations in accordance with GAAP. However, we include life deposits in presenting growth in our life insurance business because new life deposits are an important component of production and key to our efforts to grow our business.

Reconciliation Non-GAAP	Page 30

Chubb Limited

Non-GAAP Financial Measures—2

(in millions of U.S. dollars, except per share data and ratios)

(Unaudited)

Regulation G—Non-GAAP Financial Measures (continued)

Core operating effective tax rate

The following table presents the reconciliation of effective tax rate to the Core operating effective tax rate:

						YTD	YTD	Full Year
	3Q-20	2Q-20	1Q-20	4Q-19	3Q-19	2020	2019	2019
Tax expense (benefit), as reported	$142	$(62)	$215	$169	$230	$295	$626	$795
Less: tax benefit on amortization of fair value of acquired invested assets and debt	(4)	(5)	(5)	(4)	(8)	(14)	(22)	(26)
Less: tax benefit on Chubb integration expenses	—	—	—	(2)	—	—	(2)	(4)
Less: tax expense (benefit) on adjusted net realized gains (losses)	(26)	(11)	(17)	2	19	(54)	13	15

Tax expense (benefit), adjusted	$172	$(46)	$237	$173	$219	$363	$637	$810

Income (loss) before tax, as reported	$1,336	$(393)	$467	$1,342	$1,321	$1,410	$3,907	$5,249
Less: amortization of fair value of acquired invested assets and debt	(23)	(24)	(27)	(29)	(32)	(74)	(111)	(140)
Less: Chubb integration expenses	—	—	—	(14)	(2)	—	(9)	(23)
Less: adjusted realized gains (losses)	(142)	31	(956)	(55)	(141)	(1,067)	(467)	(522)
Less: realized gains (losses) related to unconsolidated entities	422	(100)	(7)	227	41	315	256	483

Core operating income (loss) before tax	$1,079	$(300)	$1,457	$1,213	$1,455	$2,236	$4,238	$5,451

Effective tax rate	10.7%	15.8%	46.0%	12.6%	17.4%	20.9%	16.0%	15.1%
Adjustment for tax impact of amortization of fair value of acquired invested assets and debt	0.0%	-0.4%	0.0%	0.0%	0.2%	0.1%	0.1%	0.1%
Adjustment for tax impact of Chubb integration expenses	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Adjustment for tax impact of adjusted net realized gains (losses)	5.3%	-0.1%	-29.7%	1.6%	-2.5%	-4.8%	-1.1%	-0.3%

Core operating effective tax rate	16.0%	15.3%	16.3%	14.2%	15.1%	16.2%	15.0%	14.9%

Core operating income The following table presents the reconciliation of Net income (loss) to Core operating income (loss):
						YTD	YTD	Full Year
	3Q-20	2Q-20	1Q-20	4Q-19	3Q-19	2020	2019	2019
Net income (loss), as reported	$1,194	$(331)	$252	$1,173	$1,091	$1,115	$3,281	$4,454
Amortization of fair value adjustment of acquired invested assets and long-term debt, pre-tax	(23)	(24)	(27)	(29)	(32)	(74)	(111)	(140)
Tax benefit on amortization adjustment	4	5	5	4	8	14	22	26
Chubb integration expenses, pre-tax	—	—	—	(14)	(2)	—	(9)	(23)
Tax benefit on Chubb integration expenses	—	—	—	2	—	—	2	4
Adjusted realized gains (losses), pre-tax	(142)	31	(956)	(55)	(141)	(1,067)	(467)	(522)
Net realized gains (losses) related to unconsolidated entities, pre-tax (1)	422	(100)	(7)	227	41	315	256	483
Tax (expense) benefit on adjusted net realized gains (losses)	26	11	17	(2)	(19)	54	(13)	(15)

Core operating income (loss)	$907	$(254)	$1,220	$1,040	$1,236	$1,873	$3,601	$4,641

Catastrophe losses—after-tax	$797	$1,510	$199	$353	$191	$2,506	$613	$966
Unfavorable (favorable) prior period development (PPD)—after-tax	$(126)	$52	$(94)	$(199)	$(112)	$(168)	$(425)	$(624)
Core operating income (loss) per share	$2.00	$(0.56)	$2.68	$2.28	$2.70	$4.13	$7.83	$10.11
Impact of Cats on Core operating income per share—Unfavorable	$(1.76)	$(3.35)	$(0.44)	$(0.77)	$(0.41)	$(5.52)	$(1.33)	$(2.11)
Impact of PPD on Core operating income per share—Favorable (unfavorable)	$0.28	$(0.11)	$0.21	$0.43	$0.24	$0.37	$0.92	$1.36
Impact of Cats and PPD on Core operating income per share—Unfavorable	$(1.48)	$(3.46)	$(0.23)	$(0.34)	$(0.17)	$(5.15)	$(0.41)	$(0.75)

(1)

Realized gains (losses) on partially-owned entities, which are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

Reconciliation Non-GAAP 2	Page 31

Chubb Limited

Non-GAAP Financial Measures—3

(in millions of U.S. dollars, except share, per share data, and ratios)

(Unaudited)

Regulation G—Non-GAAP Financial Measures (continued)

Core operating ROE

Core operating return on equity (ROE) and Core operating return on tangible equity (ROTE) are annualized non-GAAP financial measures. The numerator includes core operating income (loss), net of tax. The denominator includes the average shareholders’ equity for the period adjusted to exclude unrealized gains (losses) on investments, net of tax. For the ROTE calculation, the denominator is also adjusted to exclude goodwill and other intangible assets, net of tax. These measures enhances the understanding of the return on shareholders’ equity by highlighting the underlying profitability relative to shareholders’ equity and tangible equity excluding the effect of unrealized gains and losses on our investments.

	3Q-20	3Q-19	YTD 2020	YTD 2019	Full Year 2019
Net income	$1,194	$1,091	$1,115	$3,281	$4,454
Core operating income	$907	$1,236	$1,873	$3,601	$4,641
Equity—beginning of period, as reported (1)	$54,760	$53,802	$55,259	$50,300	$50,300
Less: unrealized gains (losses) on investments, net of deferred tax	3,424	2,033	2,543	(545)	(545)

Equity—beginning of period, as adjusted	$51,336	$51,769	$52,716	$50,845	$50,845

Less: goodwill and other intangible assets, net of tax	$19,783	$20,170	$20,012	$20,054	$20,054

Equity—beginning of period, as adjusted ex goodwill and other intangible assets	$31,553	$31,599	$32,704	$30,791	$30,791

Equity—end of period, as reported	$56,413	$54,572	$56,413	$54,572	$55,331
Less: unrealized gains (losses) on investments, net of deferred tax	3,967	2,613	3,967	2,613	2,543

Equity—end of period, as adjusted	$52,446	$51,959	$52,446	$51,959	$52,788

Less: goodwill and other intangible assets, net of tax	19,802	20,010	19,802	20,010	20,012

Equity—end of period, as adjusted ex goodwill and other intangible assets	$32,644	$31,949	$32,644	$31,949	$32,776

Weighted average equity, as reported	$55,587	$54,187	$55,836	$52,436	$52,816
Weighted average equity, as adjusted	$51,891	$51,864	$52,581	$51,402	$51,817
Weighted average equity, as adjusted ex goodwill and other intangible assets	$32,099	$31,774	$32,674	$31,370	$31,784
ROE	8.6%	8.1%	2.7%	8.3%	8.4%
Core operating ROE	7.0%	9.5%	4.7%	9.3%	9.0%
Core operating ROTE	11.3%	15.6%	7.6%	15.3%	14.6%
Private equities realized gains, after-tax (2)	$428	$30	$223	$223	$434
Impact of Private equities if included in Core operating ROE—Favorable (2)	3.3 pts	0.3 pt	0.6 pt	0.6 pt	0.8 pt

Reconciliation of Book Value and Tangible Book Value per Share, excluding mark-to-market
	September 30 2020	June 30 2020	December 31 2019	QTD % Change	YTD % Change
Book value	$56,413	$54,760	$55,331
Less: unrealized gains (losses) on investments, net of deferred tax	3,967	3,424	2,543

Book value excluding mark-to-market	52,446	51,336	52,788
Less: goodwill and other intangible assets, net of tax	19,802	19,783	20,012

Tangible book value excluding mark-to-market	$32,644	$31,553	$32,776

Denominator	451,376,194	451,360,023	451,971,567

Book value per share excluding mark-to-market	$116.19	$113.74	$116.80	2.2%	-0.5%
Tangible book value per share excluding mark-to-market	$72.32	$69.90	$72.52	3.5%	-0.3%

(1)	January 1, 2020 included a $72 million after-tax reduction to beginning equity principally related to the adoption of the current expected credit loss accounting guidance.
(2)	We record the change in the fair value mark and gains (losses) on sales of private equity funds as realized gains (losses) instead of investment income.

Reconciliation Non-GAAP 3	Page 32

Chubb Limited

Non-GAAP Financial Measures—4

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G—Non-GAAP Financial Measures (continued)

P&C combined ratio

The P&C combined ratio includes the impact of realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing will impact underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations.

The following tables present the calculation of combined ratio, as reported, for each segment to P&C combined ratio, adjusted for catastrophe losses (Cats) and prior period development (PPD).

Q3 2020		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses
Losses and loss expenses		$2,444	$961	$846	$1,192	$154	$55	$5,652
Realized (gains) losses on crop derivatives		—	—	(1)	—	—	—	(1)

Adjusted losses and loss expenses	A	$2,444	$961	$845	$1,192	$154	$55	$5,651

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(447)	(305)	(10)	(95)	(68)	—	(925)
Reinstatement premiums collected (expensed) on catastrophe losses		—	—	—	—	7	—	7

Catastrophe losses, gross of related adjustments		(447)	(305)	(10)	(95)	(75)	—	(932)

PPD and related adjustments
PPD, net of related adjustments—favorable (unfavorable)		200	(48)	(18)	60	6	(54)	146
Net premiums earned adjustments on PPD—unfavorable (favorable)		28	—	—	—	—	—	28
Expense adjustments—unfavorable (favorable)		(1)	—	—	—	(2)	—	(3)
PPD reinstatement premiums—unfavorable (favorable)		—	(8)	—	—	—	—	(8)

PPD, gross of related adjustments—favorable (unfavorable)		227	(56)	(18)	60	4	(54)	163

CAY loss and loss expense ex Cats	B	$2,224	$600	$817	$1,157	$83	$1	$4,882

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$732	$313	$61	$897	$49	$71	$2,123
Expense adjustments—favorable (unfavorable)		1	—	—	—	2	—	3

Policy acquisition costs and administrative expenses, adjusted	D	$733	$313	$61	$897	$51	$71	$2,126

Denominator
Net premiums earned	E	$3,456	$1,231	$971	$2,337	$171		$8,166
Reinstatement premiums (collected) expensed on catastrophe losses		—	—	—	—	(7)		(7)
Net premiums earned adjustments on PPD—unfavorable (favorable)		28	—	—	—	—		28
PPD reinstatement premiums—unfavorable (favorable)		—	(8)	—	—	—		(8)

Net premiums earned excluding adjustments	F	$3,484	$1,223	$971	$2,337	$164		$8,179

P&C combined ratio
Loss and loss expense ratio	A/E	70.7%	78.1%	87.1%	51.0%	89.6%		69.2%
Policy acquisition cost and administrative expense ratio	C/E	21.2%	25.4%	6.2%	38.4%	28.7%		26.0%

P&C combined ratio		91.9%	103.5%	93.3%	89.4%	118.3%		95.2%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	63.8%	49.2%	84.2%	49.5%	49.7%		59.7%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	21.1%	25.6%	6.2%	38.4%	31.1%		26.0%

CAY P&C combined ratio ex Cats		84.9%	74.8%	90.4%	87.9%	80.8%		85.7%

Combined ratio
Combined ratio								95.2%
Add: impact of gains and losses on crop derivatives								0.0%

P&C combined ratio								95.2%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 4	Page 33

Chubb Limited

Non-GAAP Financial Measures—5

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G—Non-GAAP Financial Measures (continued)

P&C combined ratio (continued)

YTD 2020		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses
Losses and loss expenses		$8,123	$2,406	$1,221	$3,935	$314	$342	$16,341
Realized (gains) losses on crop derivatives		—	—	2	—	—	—	2

Adjusted losses and loss expenses	A	$8,123	$2,406	$1,223	$3,935	$314	$342	$16,343

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(1,838)	(436)	(24)	(584)	(81)	—	(2,963)
Reinstatement premiums collected (expensed) on catastrophe losses		(3)	(1)	—	(16)	7	—	(13)

Catastrophe losses, gross of related adjustments		(1,835)	(435)	(24)	(568)	(88)	—	(2,950)

PPD and related adjustments
PPD, net of related adjustments—favorable (unfavorable)		451	(48)	(4)	100	29	(339)	189
Net premiums earned adjustments on PPD—unfavorable (favorable)		32	—	3	—	—	—	35
Expense adjustments—unfavorable (favorable)		(1)	—	—	—	(2)	—	(3)
PPD reinstatement premiums—unfavorable (favorable)		—	(8)	—	—	(1)	—	(9)

PPD, gross of related adjustments—favorable (unfavorable)		482	(56)	(1)	100	26	(339)	212

CAY loss and loss expense ex Cats	B	$6,770	$1,915	$1,198	$3,467	$252	$3	$13,605

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$2,203	$923	$108	$2,662	$155	$214	$6,265
Expense adjustments—favorable (unfavorable)		1	—	—	—	2	—	3

Policy acquisition costs and administrative expenses, adjusted	D	$2,204	$923	$108	$2,662	$157	$214	$6,268

Denominator
Net premiums earned	E	$10,427	$3,623	$1,441	$6,838	$520		$22,849
Reinstatement premiums (collected) expensed on catastrophe losses		3	1	—	16	(7)		13
Net premiums earned adjustments on PPD—unfavorable (favorable)		32	—	3	—	—		35
PPD reinstatement premiums—unfavorable (favorable)		—	(8)	—	—	(1)		(9)

Net premiums earned excluding adjustments	F	$10,462	$3,616	$1,444	$6,854	$512		$22,888

P&C combined ratio
Loss and loss expense ratio	A/E	77.9%	66.4%	84.9%	57.6%	60.3%		71.5%
Policy acquisition cost and administrative expense ratio	C/E	21.1%	25.5%	7.4%	38.9%	29.8%		27.4%

P&C combined ratio		99.0%	91.9%	92.3%	96.5%	90.1%		98.9%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	64.7%	53.0%	83.0%	50.6%	49.0%		59.4%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	21.1%	25.5%	7.4%	38.8%	30.7%		27.4%

CAY P&C combined ratio ex Cats		85.8%	78.5%	90.4%	89.4%	79.7%		86.8%

Combined ratio
Combined ratio								98.9%
Add: impact of gains and losses on crop derivatives								0.0%

P&C combined ratio								98.9%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 5	Page 34

Chubb Limited

Non-GAAP Financial Measures—6

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G—Non-GAAP Financial Measures (continued)

P&C combined ratio (continued)

Q3 2019		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses
Losses and loss expenses		$2,051	$674	$866	$1,154	$79	$38	$4,862
Realized (gains) losses on crop derivatives		—	—	14	—	—	—	14

Adjusted losses and loss expenses	A	$2,051	$674	$880	$1,154	$79	$38	$4,876

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(88)	(83)	(3)	(35)	(23)	—	(232)
Reinstatement premiums collected (expensed) on catastrophe losses		—	—	—	—	2	—	2

Catastrophe losses, gross of related adjustments		(88)	(83)	(3)	(35)	(25)	—	(234)

PPD and related adjustments
PPD, net of related adjustments—favorable (unfavorable)		109	62	(18)	25	25	(36)	167
Net premiums earned adjustments on PPD—unfavorable (favorable)		39	—	—	—	1	—	40
Expense adjustments—unfavorable (favorable)		3	—	—	—	(1)	—	2
PPD reinstatement premiums—unfavorable (favorable)		(1)	(1)	—	1	—	—	(1)

PPD, gross of related adjustments—favorable (unfavorable)		150	61	(18)	26	25	(36)	208

CAY loss and loss expense ex Cats	B	$2,113	$652	$859	$1,145	$79	$2	$4,850

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$715	$312	$60	$887	$51	$74	$2,099
Expense adjustments—favorable (unfavorable)		(3)	—	—	—	1	—	(2)

Policy acquisition costs and administrative expenses, adjusted	D	$712	$312	$60	$887	$52	$74	$2,097

Denominator
Net premiums earned	E	$3,185	$1,187	$941	$2,256	$160		$7,729
Reinstatement premiums (collected) expensed on catastrophe losses		—	—	—	—	(2)		(2)
Net premiums earned adjustments on PPD—unfavorable (favorable)		39	—	—	—	1		40
PPD reinstatement premiums—unfavorable (favorable)		(1)	(1)	—	1	—		(1)

Net premiums earned excluding adjustments	F	$3,223	$1,186	$941	$2,257	$159		$7,766

P&C combined ratio
Loss and loss expense ratio	A/E	64.4%	56.9%	93.5%	51.1%	49.6%		63.1%
Policy acquisition cost and administrative expense ratio	C/E	22.5%	26.2%	6.4%	39.4%	31.5%		27.1%

P&C combined ratio		86.9%	83.1%	99.9%	90.5%	81.1%		90.2%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	65.5%	55.1%	91.3%	50.7%	49.9%		62.4%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	22.1%	26.2%	6.4%	39.3%	32.2%		27.1%

CAY P&C combined ratio ex Cats		87.6%	81.3%	97.7%	90.0%	82.1%		89.5%

Combined ratio
Combined ratio								90.0%
Add: impact of gains and losses on crop derivatives								0.2%

P&C combined ratio								90.2%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 6	Page 35

Chubb Limited

Non-GAAP Financial Measures—7

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G—Non-GAAP Financial Measures (continued)

P&C combined ratio (continued)

YTD 2019		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses
Losses and loss expenses		$6,238	$2,178	$1,155	$3,385	$245	$83	$13,284
Realized (gains) losses on crop derivatives		—	—	8	—	—	—	8

Adjusted losses and loss expenses	A	$6,238	$2,178	$1,163	$3,385	$245	$83	$13,292

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(319)	(329)	(7)	(69)	(33)	—	(757)
Reinstatement premiums collected (expensed) on catastrophe losses		—	—	—	—	2	—	2

Catastrophe losses, gross of related adjustments		(319)	(329)	(7)	(69)	(35)	—	(759)

PPD and related adjustments
PPD, net of related adjustments—favorable (unfavorable)		425	88	43	49	33	(79)	559
Net premiums earned adjustments on PPD—unfavorable (favorable)		38	—	32	—	1	—	71
Expense adjustments—unfavorable (favorable)		(3)	—	(3)	—	(1)	—	(7)
PPD reinstatement premiums—unfavorable (favorable)		(1)	(4)	—	1	—	—	(4)

PPD, gross of related adjustments—favorable (unfavorable)		459	84	72	50	33	(79)	619

CAY loss and loss expense ex Cats	B	$6,378	$1,933	$1,228	$3,366	$243	$4	$13,152

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$2,132	$919	$99	$2,626	$153	$211	$6,140
Expense adjustments—favorable (unfavorable)		3	—	3	—	1	—	7

Policy acquisition costs and administrative expenses, adjusted	D	$2,135	$919	$102	$2,626	$154	$211	$6,147

Denominator
Net premiums earned	E	$9,660	$3,509	$1,374	$6,595	$487		$21,625
Reinstatement premiums (collected) expensed on catastrophe losses		—	—	—	—	(2)		(2)
Net premiums earned adjustments on PPD—unfavorable (favorable)		38	—	32	—	1		71
PPD reinstatement premiums—unfavorable (favorable)		(1)	(4)	—	1	—		(4)

Net premiums earned excluding adjustments	F	$9,697	$3,505	$1,406	$6,596	$486		$21,690

P&C combined ratio
Loss and loss expense ratio	A/E	64.6%	62.1%	84.7%	51.3%	50.3%		61.5%
Policy acquisition cost and administrative expense ratio	C/E	22.0%	26.2%	7.2%	39.8%	31.4%		28.4%

P&C combined ratio		86.6%	88.3%	91.9%	91.1%	81.7%		89.9%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	65.8%	55.2%	87.4%	51.0%	50.0%		60.6%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	22.0%	26.2%	7.2%	39.8%	31.7%		28.4%

CAY P&C combined ratio ex Cats		87.8%	81.4%	94.6%	90.8%	81.7%		89.0%

Combined ratio
Combined ratio								89.9%
Add: impact of gains and losses on crop derivatives								0.0%

P&C combined ratio								89.9%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 7	Page 36

Chubb Limited

Glossary

Chubb Limited Consolidated comprises all segments including Corporate.

P&C combined ratio: The sum of the loss and loss expense ratio, policy acquisition cost ratio and the administrative expense ratio excluding the life business and including the realized gains and losses on the crop derivatives.

Book value per common share: Shareholders’ equity divided by the shares outstanding.

Tangible book value per common share: Shareholders’ equity less goodwill and other intangible assets, net of tax, divided by the shares outstanding.

Average market yield of fixed maturities: Weighted average yield to maturity of our fixed income portfolio based on the market prices of the holdings as of that date.

Average yield on invested assets: Adjusted net investment income divided by average cost of fixed maturities and other investments, and average market value of equity securities.

Total capitalization: The sum of the short-term debt, long-term debt, trust preferreds, and shareholders’ equity.

Chubb integration expenses: Chubb integration expenses comprise legal and professional fees and all other costs directly related to the integration activities of the Chubb Corp acquisition. Chubb integration expenses are incurred by the overall company and are therefore included in Corporate. These costs are not related to the on-going business activities of the segments and are therefore excluded from our definition of segment income.

Catastrophe losses (Cats): We generally define catastrophe loss events consistent with the definition of the Property Claims Service (PCS) for events in the U.S. and Canada. PCS defines a catastrophe as an event that causes damage of $25 million or more in insured losses and affects a significant number of insureds, including from pandemics such as COVID-19. For events outside of the U.S. and Canada, we generally use a similar definition. Catastrophe loss events are events that occurred in the current calendar year only. Changes in catastrophe loss estimates in the current calendar year that relate to loss events that occurred in previous calendar years are considered prior period development.

Prior period development (PPD) arises from changes to loss estimates recognized in the current year that relate to loss events that occurred in previous calendar years and excludes the effect of losses from the development of earned premium from previous accident years.

Reinstatement premiums are additional premiums paid on certain reinsurance agreements in order to reinstate coverage that had been exhausted by loss occurrences. The reinstatement premium amount is typically a pro rata portion of the original ceded premium paid based on how much of the reinsurance limit had been exhausted.

Net premiums earned adjustments within prior period development are adjustments to the initial premium earned on retrospectively rated policies based on actual claim experience that develops after the policy period ends. The premium adjustments correlate to the prior period loss development on these same policies and are fully earned in the period the adjustments are recorded.

Prior period expense adjustments typically relate to either profit commission reserves or policyholder dividend reserves based on actual claim experience that develops after the policy period ends. The expense adjustments correlate to the prior period loss development on these same policies.

Segment income (loss) includes underwriting income (loss), adjusted net investment income, other income (expense) – operating, and amortization expense of purchased intangibles.

Commercial P&C lines includes Commercial P&C, Agriculture and Reinsurance lines of business.

Consumer P&C lines includes Personal and Global accident and health (A&H) lines of business.

NM: Not meaningful.

Glossary	Page 37